                                                                                                                         Exhibit 4.2

                                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                   as Depositor

                                                        and

                                             WILMINGTON TRUST COMPANY

                                                 as Owner Trustee

                                     ________________________________________

                                                  TRUST AGREEMENT

                                           Dated as of October 26, 2007

                                     ________________________________________

                                       GMACM HOME EQUITY LOAN TRUST 2007-HE3
                                    GMACM Home Equity Loan-Backed Certificates,
                                                  Series 2007-HE3

         This  trust  agreement,  dated  as of  October  26,  2007  (as  amended  from  time to  time,  the  "Trust
Agreement"),  is between  Residential  Asset Mortgage  Products,  Inc., a Delaware  corporation,  as depositor (the
"Depositor"), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                                    WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the Depositor and the Owner
Trustee agree as follows:

                                                     ARTICLE I

                                                    Definitions

         Section 1.01.     Definitions.  For all purposes of this Trust  Agreement,  except as otherwise  expressly provided  herein or unless the context  otherwise  requires,  capitalized  terms used herein that are not otherwise defined  shall have the  meanings  ascribed  thereto in Appendix A to the  Indenture,  dated as of October 26, 2007
(the  "Indenture"),  between  GMACM Home  Equity  Loan Trust  2007-HE3,  as Issuer,  and The Bank of New York Trust
Company,  N.A., as Indenture  Trustee.  All other capitalized  terms used herein shall have the meanings  specified herein.

         Section 1.02.     Other Definitional Provisions.

                  (a) All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (b) As used in this Trust  Agreement and in any  certificate  or other document made or delivered pursuant  hereto or thereto,  accounting  terms not defined in this Trust  Agreement or in any such  certificate or other document,  and accounting  terms partly defined in this Trust  Agreement or in any such  certificate or other document to the extent not defined,  shall have the  respective  meanings  given to them under  generally  accepted accounting  principles.  To the extent that the  definitions of accounting  terms in this Trust Agreement or in any such  certificate  or other  document are  inconsistent  with the meanings of such terms under  generally  accepted accounting  principles,  the  definitions  contained in this Trust  Agreement or in any such  certificate  or other document shall control.

                  (c) The words  "hereof,"  "herein,"  "hereunder"  and words of similar  import  when used in this
Trust Agreement  shall refer to this Trust  Agreement as a whole and not to any particular  provision of this Trust
Agreement;  Section and Exhibit  references  contained  in this Trust  Agreement  are  references  to Sections  and
Exhibits in or to this Trust Agreement  unless  otherwise  specified;  the term  "including"  shall mean "including without limitation";  "or" shall include "and/or";  and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

                  (d) The  definitions  contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  (e) Any  agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in  connection  herewith  means such  agreement,  instrument or statute as from time to time amended,  modified or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all attachments  thereto  and  instruments  incorporated  therein;  references  to a Person  are also to its  permitted successors and assigns.

                                                    ARTICLE II

                                                   Organization

         Section 2.01.     Name.  The trust created hereby shall be known as "GMACM Home Equity Loan Trust
2007-HE3," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

         Section 2.02.     Office.  The  office  of the  Trust  shall  be in  care  of  the  Owner  Trustee  at the
Corporate  Trust Office or at such other address in Delaware as the Owner  Trustee may designate by written  notice to the Certificateholders and the Depositor.

         Section 2.03.     Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

                              (i)  to issue the Notes  pursuant to the Indenture and the  Certificates  pursuant to this Trust Agreement and to sell the Notes and the Certificates;

                              (ii) to purchase  the  Mortgage  Loans and to pay the  organizational,  start-up  and transactional expenses of the Trust;

                              (iii) to assign,  grant,  transfer,  pledge and convey the Mortgage Loans pursuant to the Indenture and to hold,  manage and  distribute to the  Certificateholders  pursuant to Section 5.01 any portion of the Mortgage Loans released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                              (iv) to enter into and perform its  obligations  under the Basic  Documents  to which it is to be a party;

                              (v)  to engage in those  activities,  including  entering into  agreements,  that are necessary,  suitable or convenient to accomplish  the foregoing or are incidental  thereto or connected  therewith, including,  without  limitation,  to accept additional  contributions of equity that are not subject to the Lien of the Indenture; and

                              (vi) subject  to  compliance  with the  Basic  Documents,  to  engage  in such  other activities as may be required in connection with  conservation of the Trust Estate and the making of  distributions to the Securityholders.

The Trust is  hereby  authorized  to  engage  in the  foregoing  activities.  The  Trust  shall  not  engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this
Trust  Agreement  or the  other  Basic  Documents  while  any  Note  is  outstanding  without  the  consent  of the
Certificateholders of Certificates  evidencing a majority of the aggregate Certificate  Percentage Interest of each
Class of  Certificates,  the  Indenture  Trustee  and the  Noteholders  of Notes  representing  a  majority  of the aggregate Voting Rights of the Notes.

         Section 2.04.     Appointment of Owner Trustee.  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         Section 2.05.     Initial Capital  Contribution of Trust Estate.  In  consideration of the delivery by the
Owner Trustee,  on behalf of the Trust,  of the Securities to the Depositor or its designee,  upon the order of the
Depositor,  the Depositor,  as of the Closing Date and concurrently  with the execution and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise convey to the Trust,  without recourse,  but subject to the other terms and provisions of this Trust Agreement,  all of the right,  title and interest of the Depositor in and to the
Trust  Estate.  The  foregoing  transfer,  assignment,  set over and  conveyance  does not, and is not intended to, result in a creation or an  assumption  by the Trust of any  obligation  of the  Depositor  or any other  Person in connection  with the Trust Estate or under any agreement or instrument  relating  thereto,  except as  specifically set forth herein.

         The Owner Trustee, on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor,  as of the Closing Date, of the Trust  Estate,  including all right,  title and interest of the Depositor in and to the
Trust Estate.  Concurrently with such conveyance and in exchange  therefor,  the Trust has pledged the Trust Estate to the Indenture  Trustee and has executed the Certificates and the Notes and caused them to be duly  authenticated and delivered.

         Section 2.06.     Declaration  of Trust.  The Owner Trustee  hereby  declares that it shall hold the Trust
Estate  in  trust  upon  and  subject  to  the  conditions  set  forth  herein  for  the  use  and  benefit  of the
Certificateholders,  subject to the  obligations  of the Trust under the Basic  Documents.  It is the  intention of the parties  hereto that the Trust  constitute a statutory  trust under the  Statutory  Trust Statute and that this
Trust  Agreement  constitute  the governing  instrument of such statutory  trust.  Effective as of the date hereof, the Owner  Trustee  shall have all rights,  powers and duties set forth herein and in the  Statutory  Trust Statute with respect to  accomplishing  the purposes of the Trust.  It is the intention of the parties hereto that,  solely for federal,  state and local income and  franchise  tax  purposes,  the Trust shall be treated as an entity wholly owned by the Depositor or an affiliate  thereof,  with the assets of the entity being the Trust  Estate.  It is the further  intention  of the parties  that an election  to be treated as a REMIC  ("REMIC I") for federal  income tax purposes be made with  respect to the Trust  Estate,  that a second  election to be treated as a REMIC be made with respect to the REMIC I Regular  Interests  ("REMIC II"), and that a third election to be treated as a REMIC be made with respect to the REMIC II Regular  Interests  ("REMIC III"). The Issuer will provide for the  administration  of the REMICs  pursuant to Article XI of the Indenture.  The provisions of this Trust  Agreement  shall be interpreted to further such  intentions.  Neither the Depositor  nor any  Certificateholder  shall have any personal  liability for any liability or obligation of the Trust, other than the  indemnification  obligation  provided in Section 7.02 herein.

         Section 2.07.     Title to Trust  Property.  Legal title to the Trust  Estate shall be vested at all times in the Trust as a separate  legal entity except where  applicable  law in any  jurisdiction  requires  title to any part of the Trust  Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         Section 2.08.     Situs of Trust.  The Trust will be located and  administered  in the State of  Delaware.
All bank  accounts  maintained  by the  Owner  Trustee  on behalf of the  Trust  shall be  located  in the State of
Delaware or the State of  Minnesota.  The Trust  shall not have any  employees  in any state  other than  Delaware;
provided,  however,  that nothing herein shall restrict or prohibit the Owner Trustee from having  employees within or without the State of Delaware or taking  actions  outside the State of Delaware in order to comply with  Section
2.03.  Payments  will be  received by the Trust only in Delaware or  Minnesota,  and  payments  will be made by the
Trust only from  Delaware or Minnesota.  The only office of the Trust will be at the Corporate  Trust Office of the
Owner Trustee in Delaware.

         Section 2.09.     Representations and Warranties of the Depositor.  The Depositor hereby represents and warrants to the Owner Trustee that:

                  (a) The  Depositor is duly  organized  and validly  existing as a  corporation  in good  standing under the laws of the State of  Delaware,  with  power and  authority  to own its  properties  and to  conduct  its business as such properties are currently owned and such business is at present conducted.

                  (b) The  Depositor is duly  qualified to do business as a foreign  corporation  in good  standing and has obtained all necessary  licenses and approvals in all  jurisdictions in which the ownership or lease of its property or the conduct of its business  shall require such  qualifications  and in which the failure to so qualify would have a material adverse effect on the business,  properties,  assets or condition (financial or otherwise) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

                  (c) The  Depositor  has the power and  authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and assignment  and  deposit  to the  Trust  by all  necessary  corporate  action;  and  the  execution,  delivery  and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (d) The  consummation  of  the  transactions   contemplated  by  this  Trust  Agreement  and  the
fulfillment  of the terms  hereof do not  conflict  with,  result  in any  material  breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default under,  the articles of incorporation  or bylaws of the Depositor,  or any material  indenture,  agreement or other instrument to which the
Depositor  is a party or by which it is bound;  nor result in the  creation or  imposition  of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement or other instrument (other than pursuant to the Basic  Documents);  nor  violate  any law or, to the best of the  Depositor's  knowledge,  any  order,  rule or regulation  applicable to the  Depositor of any court or of any federal or state  regulatory  body,  administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         Section 2.10.     Payment  of Trust  Fees.  The Owner  Trustee  shall pay the  Trust's  fees and  expenses incurred with respect to the performance of the Trust's duties under the Indenture.

                                                    ARTICLE III

                                  Conveyance of the Mortgage Loans; Certificates

         Section 3.01.     Conveyance of the Mortgage  Loans.  The Depositor,  concurrently  with the execution and delivery hereof, does hereby transfer,  convey and assign to the Trust, on behalf of the  Securityholders,  without recourse,  all its right, title and interest in and to the Mortgage Loans,  including but not limited to any rights of the Depositor under the Purchase Agreement.

         The parties hereto intend that, for non-tax  purposes,  the  transaction set forth herein be a sale by the
Depositor to the Trust of all of its right,  title and interest in and to the  Mortgage  Loans.  In the event that, for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security  interest in all of its right,  title and interest in, to and under the  Mortgage  Loans,  all distributions  thereon and all proceeds  thereof;  and this Trust Agreement shall  constitute a security  agreement under applicable law.

         Section 3.02.     Initial  Ownership.  Upon  the  formation  of  the  Trust  by  the  contribution  by the
Depositor  pursuant to Section  2.05 and the  conveyance  of the  Mortgage  Loans  pursuant to Section 3.01 and the issuance of the Certificates, GMACM shall be the sole Certificateholder of each Class of Certificates.

         Section 3.03.     Issuance  of  Certificates.  The  Certificates  of each Class shall be issued in minimum denominations  of a  Percentage  Interest of 10.0000%  and integral  multiples  of 0.0001% in excess  thereof.  The
Class SB  Certificates  shall be issued in  substantially  the form  attached  hereto as  Exhibit  A. The Class R-I
Certificates,  Class R-II Certificates and the Class R-III  Certificates  shall be issued in substantially the form attached hereto as Exhibits I-1, I-2 and I-3, respectively.

         The  Certificates  shall be  executed  on  behalf of the Trust by  manual  or  facsimile  signature  of an authorized  officer of the Owner Trustee and  authenticated  in the manner  provided in Section 3.04.  Certificates bearing the manual or facsimile  signatures of individuals  who were, at the time when such  signatures  shall have been  affixed,  authorized to sign on behalf of the Trust,  shall be validly  issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such individuals or any of them shall have ceased to be so authorized prior to the  authentication  and  delivery  of such  Certificates  or did not  hold  such  offices  at the date of authentication  and  delivery  of such  Certificates.  A Person  shall  become  a  Certificateholder  and  shall be entitled  to the  rights  and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

         A transferee of a  Certificate  shall become a  Certificateholder  and shall be entitled to the rights and subject to the  obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate duly  registered  in such  transferee's  name  pursuant to and upon  satisfaction  of the  conditions  set forth in
Section 3.05.

         Section 3.04.     Authentication  of  Certificates.  Concurrently  with the  acquisition  of the  Mortgage
Loans by the Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the  Certificates in an initial
Percentage  Interest of 100.00% to be executed on behalf of the Trust,  authenticated  and delivered to or upon the written order of GMACM,  signed by its chairman of the board, its president or any vice president,  without further corporate  action by GMACM,  in  authorized  denominations.  No  Certificate  shall  entitle the  Certificateholder thereof to any benefit  under this Trust  Agreement  or be valid for any purpose  unless there shall appear on such
Certificate  a  certificate  of  authentication  substantially  in the form set forth in  Exhibit A.  Exhibit  I-1,
Exhibit  I-2 or Exhibit I-3  hereto,  executed by the Owner  Trustee or the  Certificate  Paying  Agent,  by manual signature,  and such  authentication  shall  constitute  conclusive  evidence that such  Certificate  has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

         Section 3.05.     Registration  of  and  Limitations  on  Transfer  and  Exchange  of  Certificates.   The
Certificate  Registrar  shall keep or cause to be kept,  at the  office or agency  maintained  pursuant  to Section
3.09,  a  Certificate  Register  in  which,  subject  to  such  reasonable  regulations  as it may  prescribe,  the
Certificate  Registrar  shall  provide for the  registration  of  Certificates  and of transfers  and  exchanges of
Certificates  as herein  provided.  The  Indenture  Trustee  shall be the  initial  Certificate  Registrar.  If the
Certificate Registrar resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration of transfer of any  Certificate at the office or agency  maintained  pursuant to Section 3.09, the Owner Trustee shall execute, authenticate  and deliver (or shall cause the  Certificate  Registrar as its  authenticating  agent to authenticate and deliver), in the name of the designated  transferee or transferees,  one or more new Certificates in authorized denominations  of a  like  aggregate  amount  dated  the  date  of  authentication  by  the  Owner  Trustee  or any authenticating  agent. At the option of a  Certificateholder,  Certificates may be exchanged for other Certificates of authorized  denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or surrendered for registration of transfer or exchange shall be accompanied by a written  instrument  of  transfer in form  satisfactory  to the  Certificate  Registrar  duly  executed by the
Certificateholder or such  Certificateholder's  attorney duly authorized in writing.  Each Certificate  surrendered for  registration  of transfer or exchange  shall be  cancelled  and  subsequently  disposed of by the  Certificate
Registrar in accordance with its customary practice.

         No service  charge shall be made for any  registration  of transfer or exchange of  Certificates,  but the
Owner  Trustee  or the  Certificate  Registrar  may  require  payment  of a sum  sufficient  to  cover  any  tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the Certificate  Paying Agent an IRS Form W-9 and the Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

         A Certificate  may be transferred to a  Certificateholder  unable to establish its  non-foreign  status as described  in the  preceding  paragraph  only if such  Certificateholder  provides  an  Opinion  of  Counsel to the
Depositor and the Certificate  Registrar,  which Opinion of Counsel shall not be an expense of the Trust, the Owner
Trustee,  the Certificate  Registrar or the Depositor,  satisfactory to the Depositor,  that such transfer (1) will not  affect  the  tax  status  of the  Owner  Trust  and  (2)  will  not  adversely  affect  the  interests  of any
Securityholder,  including,  without  limitation,  as a result  of the  imposition  of any  United  States  federal withholding  taxes on the Owner Trust  (except to the extent that such  withholding  taxes would be payable  solely from amounts  otherwise  distributable to the Certificate of the prospective  transferee).  If such transfer occurs and such foreign  Certificateholder  becomes  subject to such United States  federal  withholding  taxes,  any such
taxes  will  be  withheld  by  the  Indenture   Trustee  at  the  direction  of  the  Tax  Matters  Partner.   Each
Certificateholder  unable to establish its non-foreign  status shall submit to the Certificate  Paying Agent a copy of its Form W-8-BEN or such  successor  form as required by  then-applicable  regulations  and shall  resubmit such form every three years or with such frequency as required by then-applicable regulations.

         No transfer,  sale,  pledge or other  disposition  of a  Certificate  shall be made unless such  transfer, sale,  pledge or other  disposition  is exempt from the  registration  requirements  of the  Securities Act and any applicable  state  securities  laws or is made in accordance  with the  Securities  Act and such state laws. In the event of any such transfer,  the Certificate  Registrar or the Depositor  shall prior to such transfer  require the transferee  to  execute  (A) either (i) (a) an  investment  letter in  substantially  the form  attached  hereto as
Exhibit C (or in such form and substance  reasonably  satisfactory to the Certificate  Registrar and the Depositor)
which investment letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the
Servicer or the Depositor and which  investment  letter states that,  among other things,  such transferee (a) is a
"qualified  institutional  buyer" as defined  under Rule 144A,  acting for its own account or the accounts of other
"qualified  institutional buyers" as defined under Rule 144A, and (b) is aware that the proposed transferor intends to rely on the exemption from  registration  requirements  under the Securities Act,  provided by Rule 144A or (ii)
(a) a  written  Opinion  of  Counsel  acceptable  to and in form  and  substance  satisfactory  to the  Certificate
Registrar and the Depositor  that such transfer may be made  pursuant to an exemption,  describing  the  applicable exemption  and the basis  therefor,  from the  Securities  Act and such state laws or is being made pursuant to the
Securities  Act and such state  laws,  which  Opinion of  Counsel  shall not be an expense of the Trust,  the Owner
Trustee,  the  Certificate   Registrar,   the  Servicer  or  the  Depositor  and  (b)  the  transferee  executes  a
representation   letter,   substantially  in  the  form  of  Exhibit  D  hereto,  and  the  transferor  executes  a representation  letter,  substantially  in the  form of  Exhibit  E  hereto,  each  acceptable  to and in form  and substance  satisfactory  to the  Certificate  Registrar and the Depositor  certifying  the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate
Registrar,  the Servicer or the Depositor and (B) the Certificate of Non-Foreign  Status (in substantially the form attached  hereto as Exhibit F) acceptable to and in form and substance  reasonably  satisfactory to the Certificate
Registrar  and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner  Trustee,  the
Certificate  Registrar  or the  Depositor.  If such  Certificateholder  is  unable  to  provide  a  Certificate  of
Non-Foreign  Status,  such  Certificateholder  must  provide an Opinion of Counsel as  described  in the  preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall, and does hereby agree to, indemnify the
Trust,  the Owner Trustee,  the Certificate  Registrar,  the Servicer and the Depositor  against any liability that may result if the  transfer is not so exempt or is not made in  accordance  with such  federal  and state laws.  No transfer  of  Certificates  or any  interest  therein  shall be made to any Plan,  any Person  acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with Plan  Assets  unless the
Depositor,  the Owner Trustee,  the Certificate  Registrar and the Servicer are provided with an Opinion of Counsel that  establishes to the  satisfaction  of the  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the
Servicer that the purchase of  Certificates is permissible  under  applicable law, will not constitute or result in any non-exempt  prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the  Owner  Trustee,  the  Certificate  Registrar  or  the  Servicer  to any  obligation  or  liability  (including obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust
Agreement,  which Opinion of Counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Certificate
Registrar  or the  Servicer.  In  lieu of  such  Opinion  of  Counsel,  a Plan,  any  Person  acting,  directly  or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement,  which the Depositor,  the Owner Trustee, the  Certificate  Registrar and the Servicer may rely upon without  further  inquiry or  investigation.  Neither an
Opinion of Counsel  nor a  certification  will be  required in  connection  with the  initial  transfer of any such
Certificate  by the Depositor to an Affiliate of the Depositor (in which case,  the Depositor or any such Affiliate shall be deemed to have  represented  that such  Affiliate is not a Plan or a Person  investing  Plan Assets of any
Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Owner Trustee,  shall be a written  representation)  from the Depositor of the status of such  transferee as an Affiliate of the Depositor.

         In addition, with respect to each Class R Certificate:

         (i)      Each Person who has or who  acquires any  Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance or  acquisition  of such  Ownership  Interest to have agreed to be bound by the following provisions and to have  irrevocably  authorized the Certificate  Paying Agent or its designee under clause (iii)(A)
below to deliver  payments to a Person  other than such Person and to  negotiate  the terms of any  mandatory  sale under clause  (iii)(B)  below and to execute all  instruments  of transfer and to do all other things  necessary in connection  with any  such  sale.  The  rights  of each  Person  acquiring  any  Ownership  Interest  in a  Class R
Certificate are expressly subject to the following provisions:

                  (A)      Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate shall be a Permitted  Transferee and shall promptly  notify the Owner Trustee of any change or impending  change in its status as a Permitted Transferee.

                  (B)      In  connection  with any  proposed  Transfer  of any  Ownership  Interest  in a  Class R
         Certificate,  the Certificate  Registrar shall require delivery to it, and shall not register the Transfer of any Class R  Certificate  until its receipt of, (I) an affidavit and  agreement (a "Transfer  Affidavit and  Agreement,"  in the form attached  hereto as Exhibit J-1) from the proposed  Transferee,  in form and substance  satisfactory to the Servicer,  representing  and warranting,  among other things,  that it is a
         Permitted  Transferee,  that it is not acquiring its Ownership Interest in the Class R Certificate that is the  subject  of the  proposed  Transfer  as a  nominee,  trustee  or agent  for any  Person  who is not a
         Permitted Transferee,  that for so long as it retains its Ownership Interest in a Class R Certificate,  it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the  provisions of this Section
         3.05 and agrees to be bound by them, and (II) a certificate,  in the form attached  hereto as Exhibit J-2, from the  Certificateholder of a Class R Certificate wishing to transfer the Class R Certificate,  in form and substance  satisfactory  to the Servicer,  representing  and warranting,  among other things,  that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C)      Notwithstanding  the  delivery  of a  Transfer  Affidavit  and  Agreement  by a proposed
         Transferee under clause (B) above, if a Responsible  Officer of the Certificate  Registrar who is assigned to this Agreement has actual  knowledge  that the proposed  Transferee is not a Permitted  Transferee,  no
         Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D)      Each Person holding or acquiring any Ownership  Interest in a Class R  Certificate shall agree (x) to  require a  Transfer  Affidavit  and  Agreement  from any  other  Person to whom such  Person attempts  to  transfer  its  Ownership  Interest  in a Class R  Certificate  and (y) not to  transfer  its
         Ownership  Interest  unless it provides a certificate  to the  Certificate  Registrar in the form attached hereto as Exhibit J-2.

                  (E)      Each Person  holding or  acquiring an Ownership  Interest in a Class R  Certificate,  by
         purchasing an Ownership  Interest in such  Certificate,  agrees to give the Certificate  Registrar written notice that it is a "pass-through  interest holder" within the meaning of Temporary  Treasury  Regulations
         Section  1.67-3T(a)(2)(i)(A)  immediately upon acquiring an Ownership  Interest in a Class R  Certificate, if it is, or is holding an  Ownership  Interest  in a Class R  Certificate  on behalf of, a  "pass-through interest holder."

         (ii)     The  Certificate  Registrar  will  register  the Transfer of any Class R  Certificate  only if it shall have received the Transfer  Affidavit and  Agreement,  a certificate  of the  Certificateholder  of a Class R
Certificate  requesting  such transfer in the form attached  hereto as Exhibit J-2 and all of such other  documents as shall  have  been  reasonably  required  by the  Certificate  Registrar  as a  condition  to such  registration.
Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations are prohibited.

         (iii)    (A)      If any Disqualified  Organization shall become a holder of a Class R  Certificate,  then the last preceding Permitted  Transferee shall be restored,  to the extent permitted by law, to all rights and  obligations  as  Certificateholder  of a  Class R  Certificate  thereof  retroactive  to the  date of registration of such Transfer of such Class R  Certificate.  If a Non-United  States Person shall become a holder of a Class R  Certificate,  then the last preceding United States Person shall be restored,  to the extent  permitted by law, to all rights and  obligations  as  Certificateholder  of a Class R  Certificate
         thereof  retroactive  to the date of  registration  of such  Transfer of such  Class R  Certificate.  If a transfer of a Class R  Certificate  is  disregarded  pursuant to the  provisions  of Treasury  Regulations
         Section 1.860E-1 or Section 1.860G-3,  then the last preceding Permitted Transferee shall be restored,  to the extent permitted by law, to all rights and obligations as  Certificateholder  of a Class R Certificate thereof  retroactive  to the date of  registration  of such  Transfer  of such  Class R  Certificate.  The
         Certificate  Registrar  shall be under no  liability to any Person for any  registration  of Transfer of a
         Class R  Certificate  that is in fact not permitted by this Section 3.05 or for making any payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B)      If any purported  Transferee shall become a  Certificateholder  of a Class R Certificate in violation of the  restrictions in this Section 3.05 and to the extent that the retroactive  restoration of the rights of the  Certificateholder  of such Class R Certificate as described in clause (iii)(A) above shall be invalid,  illegal or  unenforceable,  then the Servicer  shall have the right,  without notice to the  holder or any prior  holder of such  Class R  Certificate,  to sell  such  Class R  Certificate  to a purchaser  selected by the Servicer on such terms as the Servicer may choose.  Such  purported  Transferee shall promptly  endorse and deliver each Class R  Certificate in accordance  with the  instructions of the
         Servicer.  Such  purchaser may be the Servicer  itself or any  Affiliate of the Servicer.  The proceeds of such  sale,  net of the  commissions  (which  may  include  commissions  payable  to the  Servicer  or its
         Affiliates),  expenses  and  taxes  due,  if any,  will be  remitted  by the  Servicer  to such  purported
         Transferee.  The terms and  conditions of any sale under this clause  (iii)(B)  shall be determined in the sole  discretion of the Servicer,  and the Servicer  shall not be liable to any Person having an Ownership
         Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv)     The  Certificate  Paying  Agent shall make  available,  upon  written  request  from the Internal
Revenue Service and any potentially  affected Person,  all information  necessary to compute any tax imposed (A) as a result of the  Transfer of an Ownership  Interest in a Class R  Certificate  to any Person who is a  Disqualified
Organization,  including the information  regarding "excess inclusions" of such Class R Certificates required to be provided to the  Internal  Revenue  Service and  certain  Persons as  described  in Treasury  Regulations  Sections
1.860D-1(b)(5)  and  1.860E-2(a)(5),  and  (B) as a  result  of  any  regulated  investment  company,  real  estate investment trust, common trust fund,  partnership,  trust, estate or organization  described in Section 1381 of the
Code that holds an Ownership  Interest in a Class R  Certificate having as among its record holders at any time any
Person  who  is a  Disqualified  Organization.  Reasonable  compensation  for  providing  such  information  may be required by the REMIC  Administrator  before it will  provide such  information  to any such  potentially  affected
Person.

         (v)      The  provisions  of this Section  3.05 set forth prior to this clause (v) may be modified,  added to or eliminated, provided that there shall have been delivered to the Owner Trustee the following:

                  (A)      written  notification  from each  Rating  Agency to the  effect  that the  modification, addition  to or  elimination  of such  provisions  will not cause  such  Rating  Agency to  downgrade  its then-current  ratings,  if any, of any  Class of the Notes below the lower of the  then-current  rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency; and

         (B)      subject to Section 11.01(f),  an Officers'  Certificate of the Servicer stating that the Servicer has received an Opinion of Counsel,  in form and substance  satisfactory  to the Servicer,  to the effect that such modification,  addition to or absence of such  provisions  will not cause any portion of any of the REMICs to cease to  qualify as a REMIC and will not cause (x) any  portion  of any of the  REMICs to be subject to an  entity-level tax caused by the Transfer of any Class R  Certificate  to a Person that is a  Disqualified  Organization  or (y) a
Certificateholder  or another  Person to be  subject to a  REMIC-related  tax caused by the  Transfer  of a Class R
Certificate to a Person that is not a Permitted Transferee.

         Section 3.06.     Mutilated,  Destroyed,  Lost or Stolen  Certificates.  If (a) any mutilated  Certificate shall be surrendered to the Certificate  Registrar,  or if the Certificate  Registrar shall receive evidence to its satisfaction  of the  destruction,  loss or theft of any  Certificate  and (b)  there  shall  be  delivered  to the
Certificate  Registrar  and the Owner Trustee such security or indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar  or the Owner  Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the Owner Trustee on behalf of the Trust shall execute  and the Owner  Trustee or the  Certificate  Paying  Agent,  as the  Trust's  authenticating  agent,  shall authenticate  and  deliver,  in  exchange  for  or in  lieu  of any  such  mutilated,  destroyed,  lost  or  stolen
Certificate,  a new  Certificate  of like  tenor and  denomination.  In  connection  with the  issuance  of any new
Certificate  under this Section 3.06, the Owner Trustee or the  Certificate  Registrar may require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost,  stolen or destroyed  Certificate  shall be found at any time.

         Section 3.07.     Persons  Deemed  Certificateholders.  Prior to due  presentation  of a  Certificate  for registration of transfer,  the Owner Trustee,  the Certificate  Registrar or any Certificate Paying Agent may treat the  Person  in  whose  name any  Certificate  is  registered  in the  Certificate  Register  as the  owner of such
Certificate  for the  purpose  of  receiving  distributions  pursuant  to Section  5.02 and for all other  purposes whatsoever,  and none of the Trust,  the Owner  Trustee,  the  Certificate  Registrar  or any Paying Agent shall be bound by any notice to the contrary.

         Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.  The Certificate  Registrar
shall furnish or cause to be furnished to the Depositor or the Owner  Trustee,  within 15 days after receipt by the
Certificate  Registrar of a written request therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner Trustee,  as the case may be, may reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent  Record Date.  If three or more  Certificateholders,  or one or more
Certificateholders  evidencing  not less than 25% of the  Certificate  Percentage  Interest of any Class,  apply in writing to the Owner Trustee or the Certificate  Registrar,  and such application states that the applicants desire to  communicate  with other  Certificateholders,  with respect to their  rights  under this  Agreement or under the
Certificates and such  application is accompanied by a copy of the  communication  that such applicants  propose to transmit,  then the Owner  Trustee  shall,  within five (5)  Business  Days after the receipt of such  application, afford such  applicants  access  during  normal  business  hours to the current  list of  Certificateholders.  Each
Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the
Trust,  the Depositor,  the Certificate  Registrar or the Owner Trustee  accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 3.09.     Maintenance  of Office or  Agency.  The Owner  Trustee,  on behalf of the  Trust,  shall maintain in The City of New York an office or offices or agency or agencies where  Certificates  may be surrendered for  registration  of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the  Certificates  and the Basic  Documents may be served.  The Owner Trustee  initially  designates  the Corporate
Trust  Office of the  Indenture  Trustee (or such other  office as the  Indenture  Trustee may specify to the Owner
Trustee) as its office for such  purposes.  The Owner  Trustee  shall give prompt  written  notice to the Depositor and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 3.10.     Certificate Paying Agent.

                  (a) The  Certificate  Paying  Agent  shall  make  distributions  to  Certificateholders  from the
Distribution  Account on behalf of the Trust in  accordance  with the  provisions of the  Certificates  and Section
5.01 hereof from payments  remitted to the Certificate  Paying Agent by the Indenture  Trustee  pursuant to Section
3.05 of the  Indenture.  The Trust  hereby  appoints  the  Indenture  Trustee  as  Certificate  Paying  Agent.  The
Certificate Paying Agent shall:

                              (i)  hold all sums held by it for the  payment  of  amounts  due with  respect to the
Certificates  in trust for the  benefit  of the  Persons  entitled  thereto  until  such sums shall be paid to such
Persons or otherwise disposed of as herein provided;

                              (ii) give the  Owner  Trustee  notice  of any  default  by the  Trust of which it has actual knowledge in the making of any payment required to be made with respect to the Certificates;

                              (iii) at any time  during  the  continuance  of any such  default,  upon the  written request of the Owner  Trustee,  forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

                              (iv) immediately  resign as  Certificate  Paying Agent and forthwith pay to the Owner
Trustee  on behalf of the Trust all sums  held by it in trust for the  payment  of  Certificates  if at any time it ceases to meet the standards required to be met by the Certificate Paying Agent at the time of its appointment;

                              (v)  comply with all  requirements of the Code with respect to the  withholding  from any payments made by it on any  Certificates of any applicable  withholding  taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

                              (vi) deliver  to the  Owner  Trustee  a  copy  of the  report  to  Certificateholders prepared with respect to each Payment Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

                  (b) The Trust may  revoke  such  power  and  remove  the  Certificate  Paying  Agent if the Owner
Trustee  determines  in its sole  discretion  that the  Certificate  Paying  Agent shall have failed to perform its obligations  under this Trust  Agreement in any  material  respect.  The  Indenture  Trustee  shall be permitted to resign as  Certificate  Paying Agent upon 30 days'  written  notice to the Owner  Trustee;  provided the  Indenture
Trustee is also  resigning  as Paying  Agent  under the  Indenture  at such time.  In the event that the  Indenture
Trustee  shall no longer be the  Certificate  Paying  Agent under this Trust  Agreement  and Paying Agent under the
Indenture,  the Owner Trustee shall appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust  company)  and which shall also be the  successor  Paying  Agent under the  Indenture.  The Owner  Trustee shall cause such successor  Certificate  Paying Agent or any additional  Certificate  Paying Agent appointed by the
Owner  Trustee to execute and deliver to the Owner  Trustee an  instrument  to the effect set forth in this Section
3.10 as it relates to the  Certificate  Paying  Agent.  The  Certificate  Paying Agent shall  return all  unclaimed funds to the Trust and upon removal of a Certificate  Paying Agent such Certificate  Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions  of  Sections  6.01,  6.04 and 7.01 shall apply to the
Certificate  Paying  Agent to the extent  applicable.  Any  reference in this Trust  Agreement  to the  Certificate
Paying Agent shall include any co-paying agent unless the context requires otherwise.

                  (c) The  Certificate  Paying  Agent shall  establish  and maintain  with itself the  Distribution
Account in which the Certificate  Paying Agent shall deposit,  on the same day as it is received from the Indenture
Trustee,  each remittance  received by the  Certificate  Paying Agent with respect to payments made pursuant to the
Indenture.  Pending any such  distribution,  funds deposited in the Distribution  Account on a Payment Date and not
distributed to the  Certificateholders  on such Payment Date shall be invested by the  Certificate  Paying Agent in
Permitted  Investments  selected  by the  Servicer  (or if no  selection  is  made  by the  Servicer  in  Permitted
Investments  described in clause (v) of the definition  thereof)  maturing no later than the Business Day preceding the next  succeeding  Payment Date (except  that any  investment  in the  institution  with which the  Distribution
Account  is  maintained  may  mature  on such  Payment  Date  and  shall  not be sold or  disposed  of prior to the maturity).  All  investment  income  earned in respect of funds on deposit  in the  Distribution  Account  shall be credited  to  the  Distribution  Account.  The  Certificate  Paying  Agent  shall  make  all  distributions  on the
Certificates  as provided in Section 3.05 of the Indenture and Section  5.01(a) of this Trust Agreement from moneys on deposit in the Distribution Account.

         Section 3.11.     Intentionally Omitted.

         Section 3.12.     Intentionally Omitted.

         Section 3.13.     Subordination.  Except as  otherwise  provided  in the Basic  Documents,  for so long as any Notes are  outstanding or unpaid,  the  Certificateholders  will generally be subordinated in right of payment, under the  Certificates  or  otherwise,  to  payments  to the  Noteholders  under,  or  otherwise  related  to, the
Indenture.  If an Event of Default has occurred and is continuing  under the Indenture,  the  Certificates  will be fully  subordinated  to  obligations  owing by the Trust to the  Noteholders  under,  or otherwise  related to, the
Indenture,  and no distributions  will be made on the Certificates  until the Noteholders and the Indenture Trustee have been irrevocably paid in full.

         Section 3.14.     No  Priority  Among  Certificates.  All  Certificateholders  shall  rank  equally  as to amounts  distributable  upon the  liquidation,  dissolution  or  winding  up of the Trust,  with no  preference  or priority  being  afforded  to any  Certificateholders  over  any  other  Certificateholders,  except  that  amounts distributable  will be  distributed  first to the  Class  SB  Certificates,  in an  amount  equal  to the  Class SB
Distribution Amount, before being distributed to any other Class of Certificates.

                                                    ARTICLE IV

                                       Authority and Duties of Owner Trustee

         Section 4.01.     General  Authority.  The Owner  Trustee  is  authorized  and  directed  to  execute  and deliver the Basic  Documents to which the Trust is to be a party and each  certificate or other  document  attached as an  exhibit  to or  contemplated  by the Basic  Documents  to which  the Trust is to be a party,  as well as any certificate  that supports the factual  assumptions  made in any Opinion of Counsel  delivered on the Closing Date, and any  amendment or other  agreement or  instrument  described  herein,  in each case,  in such form as the Owner
Trustee shall approve,  as evidenced  conclusively by the Owner  Trustee's  execution  thereof.  In addition to the foregoing,  the Owner  Trustee  is  obligated  to take all  actions  required  of the Trust  pursuant  to the Basic
Documents.

         Section 4.02.     General  Duties.  The  Owner  Trustee  shall be  responsible  to  administer  the  Trust pursuant to the terms of this Trust  Agreement  and the other Basic  Documents to which the Trust is a party and in the interest of the  Certificateholders,  subject to the Basic  Documents and in accordance  with the provisions of this Trust Agreement.

         Section 4.03.     Action upon Instruction.

                  (a) Subject to this Article IV of this Trust  Agreement and in  accordance  with the terms of the
Basic Documents,  the  Certificateholders  may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written  instruction of the  Certificateholders  pursuant to this Article IV.

                  (b) Notwithstanding  the  foregoing,  the Owner  Trustee shall not be required to take any action hereunder or under any Basic  Document if the Owner Trustee shall have  reasonably  determined,  or shall have been advised  by  counsel,  that such  action is likely to result in  liability  on the part of the Owner  Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

                  (c) Whenever  the  Owner  Trustee  is  unable to decide  between  alternative  courses  of action permitted  or required by the terms of this Trust  Agreement  or under any other  Basic  Document,  or in the event that the Owner  Trustee is unsure as to the  application  of any  provision  of this Trust  Agreement  or any other
Basic  Document or any such  provision  is ambiguous  as to its  application,  or is, or appears to be, in conflict with any other applicable  provision,  or in the event that this Trust Agreement  permits any  determination by the
Owner  Trustee or is silent or is  incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular  set of facts,  the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the  Certificateholders  requesting  instruction as to the course of action to be adopted,  and to the extent the Owner Trustee acts in good faith in accordance with any written  instructions received from  Certificateholders of Certificates  representing a majority of the aggregate Certificate  Percentage
Interest  of each Class of  Certificates,  the Owner  Trustee  shall not be liable on account of such action to any
Person.  If the Owner  Trustee shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter  period of time as  reasonably  may be  specified in such notice or may be necessary  under the circumstances)  it may,  but shall be under no duty to, take or refrain  from  taking such action not  inconsistent with this  Trust  Agreement  or the other  Basic  Documents,  as it shall deem to be in the best  interests  of the
Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

         Section 4.04.     No Duties Except as Specified under Specified  Documents or in  Instructions.  The Owner
Trustee  shall not have any duty or  obligation  to manage,  make any payment  with respect to,  register,  record, sell,  dispose of, or otherwise deal with the Trust Estate,  or to otherwise take or refrain from taking any action under, or in connection  with, any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided  (i) in  accordance  with the powers  granted  to and the  authority  conferred  upon the Owner
Trustee  pursuant to this Trust  Agreement,  (ii) in  accordance  with the Basic  Documents and (iii) in accordance with any document or  instruction  delivered to the Owner Trustee  pursuant to Section 4.03;  and no implied duties or  obligations  shall be read into this Trust  Agreement or any other Basic  Document  against the Owner  Trustee.
The Owner Trustee shall have no  responsibility  for filing any financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection of any security  interest or lien granted to it hereunder or to prepare or file any filing with the Commission  for the Trust or to record this Trust  Agreement or any other Basic  Document.  The Owner  Trustee  nevertheless  agrees that it will,  at its own cost and expense, promptly  take all action as may be necessary  to  discharge  any liens on any part of the Trust Estate that result from actions by, or claims against,  the Owner Trustee that are not related to the ownership or the  administration of the Trust Estate.

         Section 4.05.     Restrictions.

                  (a) The Owner  Trustee  shall not take any action (i) that is  inconsistent  with the purposes of the Trust set forth in Section 2.03 or (ii) that,  to the actual  knowledge of the Owner  Trustee,  would cause the
Trust to be treated as an  association  (or a  publicly-traded  partnership)  taxable as a corporation or a taxable mortgage  pool for  federal  income tax  purposes or would cause any of the REMICs to fail to qualify as a REMIC or cause any of the  REMICs to be subject to tax at any time that any of the Notes or  Certificates  are  outstanding.
The  Certificateholders  shall not direct the Owner  Trustee to take action that would  violate the  provisions  of this Section 4.05.

                  (b) The Owner  Trustee  shall not convey or  transfer  any of the Trust's  properties  or assets, including  those  included  in the Trust  Estate,  to any person  unless (i) it shall have  received  an Opinion of
Counsel to the effect that such  transaction  will not have any material  adverse tax  consequence  to the Trust or any  Certificateholder  and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.

         Section 4.06.     Prior  Notice to  Certificateholders  with Respect to Certain  Matters.  With respect to the following  matters,  the Owner Trustee shall not take action unless, at least 30 days before the taking of such action,  the Owner  Trustee shall have notified the  Certificateholders  in writing of the proposed  action and the
Certificateholders of Certificates  representing a majority of the aggregate Certificate  Percentage Interest shall not have  notified  the Owner  Trustee  in  writing  prior to the 30th day  after  such  notice is given  that such
Certificateholders have withheld consent or provided alternative direction:

                  (a) the  initiation  of any  Proceeding by the Trust  (except  Proceedings  brought in connection with the  collection  of cash  distributions  due and owing under the  Mortgage  Loans) and the  compromise  of any
Proceeding  brought by or against the Trust (except with respect to the  aforementioned  Proceedings for collection of cash distributions due and owing under the Mortgage Loans);

                  (b) the  election by the Trust to file an  amendment  to the  Certificate  of Trust  (unless such amendment is required to be filed under the Statutory Trust Statute);

                  (c) the  amendment  of any of the Basic  Documents  in  circumstances  where the  consent  of any
Noteholder is required;

                  (d) the  amendment  of any of the Basic  Documents  in  circumstances  where the  consent  of any
Noteholder  is  not  required  and  such  amendment   materially   and  adversely   affects  the  interest  of  the
Certificateholders;

                  (e) the  appointment  pursuant to the Indenture of a successor  Note  Registrar,  Paying Agent or
Indenture Trustee or pursuant to this Trust Agreement of a successor  Certificate  Registrar or Certificate  Paying
Agent or the  consent to the  assignment  by the Note  Registrar,  Paying  Agent,  Indenture  Trustee,  Certificate
Registrar  or  Certificate  Paying  Agent of its  obligations  under the  Indenture  or this  Trust  Agreement,  as applicable.

         Section 4.07.     Action by  Certificateholders  with Respect to Certain Matters.  The Owner Trustee shall not have the power,  except upon the written direction of  Certificateholders  of Certificates  evidencing not less than a majority of the aggregate Certificate  Percentage Interest of each Class of Certificates,  to (a) remove the
Servicer  under the  Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly  provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

         Section 4.08.     Action by  Certificateholders  with Respect to  Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  Proceeding in bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders,  and the  delivery to the Owner  Trustee by each such  Certificateholder  of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

         Section 4.09.     Restrictions  on  Certificateholders'  Power.  The  Certificateholders  shall not direct the Owner  Trustee to take or to refrain  from taking any action if such  action or  inaction  would be contrary to any  obligation of the Trust or the Owner Trustee  under this Trust  Agreement or any of the other Basic  Documents or would be contrary to Section  2.03,  nor shall the Owner Trustee be obligated to follow any such  direction,  if given.

         Section 4.10.     Majority  Control.  Except as expressly  provided  herein,  any action that may be taken by the  Certificateholders  under this  Trust  Agreement  may be taken by the  Certificateholders  of  Certificates evidencing not less than a majority of the aggregate  Certificate  Percentage  Interest of the Class specified,  if any.  Except as expressly  provided  herein,  any written  notice of the  Certificateholders  of a Class  delivered pursuant  to this  Trust  Agreement  shall  be  effective  if  signed  by the  Certificateholders  of  Certificates evidencing not less than a majority of the aggregate  Certificate  Percentage Interest of such Class at the time of the delivery of such notice.

         Section 4.11.     Doing Business in Other  Jurisdictions.  Notwithstanding  anything  contained  herein to the contrary,  neither  Wilmington  Trust Company nor the Owner Trustee shall be required to take any action in any jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the appointment of a co-trustee  or separate  trustee in accordance  with Section 9.05 hereof,  (i) require the consent or approval or authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other action in respect of, any state or other  governmental  authority  or agency of any  jurisdiction  other than the State of
Delaware;  (ii)  result in any fee,  tax or other  governmental  charge  under  the laws of the  State of  Delaware becoming payable by Wilmington Trust Company,  or (iii) subject  Wilmington Trust Company to personal  jurisdiction in any  jurisdiction  other than the State of Delaware  for causes of action  arising  from acts  unrelated  to the consummation  of the  transactions  by  Wilmington  Trust  Company  or the  Owner  Trustee,  as the  case  may  be, contemplated hereby.

                                                     ARTICLE V

                                            Application of Trust Funds

         Section 5.01.     Distributions.

                  (a) On each Payment Date occurring in the months of March, June,  September and December,  on any date on which the Trust is  terminated  pursuant  to Section  8.01,  and on each other  Payment  Date for which the
Certificate  Paying  Agent has  received  written  notice from the  Certificateholders  by the  Determination  Date relating to such  Payment Date  requesting  funds on deposit in the  Distribution  Account to be  distributed,  the
Certificate  Paying  Agent shall  distribute  to the  Certificateholders  all funds on deposit in the  Distribution
Account and available  therefor as provided in Section 3.05 of the  Indenture.  Such amounts shall be  distributed, first,  to the  Certificateholders  of the Class SB  Certificates,  in an amount equal to the Class SB Distribution
Amount for such Payment Date and the Class SB Distribution  Amount for any previous  Payment Date to the extent not previously paid, and second, to the  Certificateholders  of the Class R Certificates,  any amounts  remaining.  All distributions  made  pursuant  to  this  Section  to  any  Class  of  Certificates  shall  be  distributed  to  the
Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

                  (b) In the event that any  withholding  tax is imposed on the  distributions  (or  allocations of
income)  to  a   Certificateholder,   such  tax  shall   reduce  the  amount   otherwise   distributable   to  such
Certificateholder  in accordance  with this Section 5.01.  The  Certificate  Paying Agent is hereby  authorized and directed  to  retain  or cause to be  retained  from  amounts  otherwise  distributable  to the  Certificateholders sufficient  funds for the payment of any tax that is legally  owed by the Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting  any such tax in appropriate  Proceedings,  and  withholding  payment of such tax, if  permitted  by law,  pending  the  outcome of such  Proceedings).  The amount of any  withholding  tax imposed with respect to a Certificateholder  shall be treated as cash distributed to such  Certificateholder at the time it is withheld by the Certificate  Paying Agent and remitted to the  appropriate  taxing  authority.  If there is a possibility  that  withholding  tax is payable with respect to a  distribution  (such as a  distribution  to a
non-U.S.  Certificateholder),  the  Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

                  (c) Distributions  to  Certificateholders  shall be  subordinated  to the creditors of the Trust, including the Noteholders.

                  (d) Allocations  of profits,  income and losses,  as determined  for federal income tax purposes, shall be made among the Classes of Certificates  in accordance  with the REMIC  Provisions and within each Class of
Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

                  (e) On each Payment Date, the REMIC Administrator shall be deemed to distribute:

                           (i)      to REMIC II as the  holder of the REMIC I Regular  Interests,  and to the Class
         R-I  Certificateholders,  in the amounts and in accordance with the priorities set forth in the definition of REMIC I Distribution Amount;

                           (ii)     to REMIC III as the holder of the REMIC II Regular Interests,  and to the Class
         R-II  Certificateholders,  in the  amounts  and  in  accordance  with  the  priorities  set  forth  in the definition of REMIC II Distribution Amount; and

                           (iii)    to the  Noteholders  and  Certificateholders,  as the  holders of the REMIC III
         Interests the REMIC III  Distribution  Amount in the amounts and in  accordance  with the  priorities  set forth in the definition of REMIC III Distribution Amount.

Notwithstanding  the deemed  distributions  described  in this  Section  5.01(e),  distributions  of funds from the
Distribution  Account  shall be made only in accordance  with Section 3.05 of the Indenture and Section  5.01(a) of this Trust Agreement.

         Section 5.02.     Method of  Payment.  Subject to Section  8.01(c),  distributions  required to be made to
Certificateholders  on any  Payment  Date as provided in Section  5.01 shall be made to each  Certificateholder  of record on the preceding  Record Date by wire  transfer,  in  immediately  available  funds,  to the account of each
Certificateholder  at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder shall have provided to the  Certificate  Registrar  appropriate  written  instructions  at least five Business Days prior to such Payment Date or, if not, by check or money order mailed to such  Certificateholder  at the address of such Certificateholder appearing in the Certificate Register.

         Section 5.03.     Signature on Returns.  The REMIC  Administrator,  as agent for the Owner Trustee,  shall sign on behalf of the Trust the tax returns of the REMICs.  The Owner  Trustee  shall give the REMIC  Administrator all such  powers of  attorney  as are  needed to enable  the  REMICs  Administrator  to  prepare  and sign such tax returns.  In the event that approval from the  applicable  District  Director of the Internal  Revenue  Service for
the REMIC Administrator to sign the tax returns is not forthcoming following  application,  the REMIC Administrator shall prepare and the Owner Trustee shall sign the tax returns for the REMICs.

         Section 5.04.     Statements to  Certificateholders.  On each Payment Date, the  Certificate  Paying Agent shall make available to each  Certificateholder  the statement or statements  provided to the Owner Trustee and the
Certificate  Paying Agent by the Servicer pursuant to Section 4.01 of the Servicing  Agreement with respect to such
Payment Date.

                                                    ARTICLE VI

                                           Concerning the Owner Trustee

         Section 6.01.     Acceptance  of Trusts and Duties.  The Owner Trustee  accepts the trusts hereby  created and agrees to perform  its duties  hereunder  with  respect to such  trusts,  but only upon the terms of this Trust
Agreement.  The Owner  Trustee  and the  Certificate  Paying  Agent also  agree to  disburse  all  moneys  actually received by it  constituting  part of the Trust Estate upon the terms of this Trust  Agreement  and the other Basic
Documents.  The Owner Trustee shall not be answerable or  accountable  hereunder or under any Basic  Document under any circumstances,  except (i) for its own willful misconduct,  negligence or bad faith or negligent failure to act or (ii) in the case of the inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions set forth in the preceding sentence):

                  (a) no provision  of this Trust  Agreement or any other Basic  Document  shall  require the Owner
Trustee to expend or risk  funds or  otherwise  incur any  financial  liability  in the  performance  of any of its rights,  duties or powers  hereunder or under any other Basic  Document if the Owner Trustee shall have  reasonable grounds for  believing  that  repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

                  (b) under no  circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (c) the Owner Trustee shall not be  responsible  for or in respect of the validity or sufficiency of this Trust  Agreement or for the due execution  hereof by the Depositor  for the form,  character,  genuineness, sufficiency,  value or validity of any of the Trust Estate,  or for or in respect of the validity or sufficiency of the  Basic  Documents,  the  Notes,  the  Certificates,  other  than  the  certificate  of  authentication  on  the
Certificates,  if  executed  by the Owner  Trustee  and the  Owner  Trustee  shall in no event  assume or incur any liability,  duty, or obligation to any  Noteholder or to any  Certificateholder,  other than as expressly  provided for herein or in the other Basic Documents;

                  (d) the execution,  delivery,  authentication  and performance by the Owner Trustee of this Trust
Agreement  will not  require  the  authorization,  consent or  approval  of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency;

                  (e) the Owner  Trustee  shall not be liable  for the  default  or  misconduct  of the  Depositor,
Indenture  Trustee or the Servicer  under any of the Basic  Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the  obligations  of the Trust under this Trust  Agreement or the other Basic
Documents  that are required to be performed by the  Indenture  Trustee under the Indenture or the Seller under the
Purchase Agreement; and

                  (f) the Owner  Trustee  shall be under no  obligation  to  exercise  any of the  rights or powers vested in it or duties imposed by this Trust  Agreement,  or to institute,  conduct or defend any litigation  under this Trust  Agreement  or  otherwise or in relation to this Trust  Agreement  or any other Basic  Document,  at the request, order or direction of any of the  Certificateholders,  unless such  Certificateholders have offered to the
Owner Trustee  security or indemnity  satisfactory to it against the costs,  expenses and  liabilities  that may be incurred by the Owner  Trustee  therein or  thereby.  The right of the Owner  Trustee to perform any  discretionary act  enumerated in this Trust  Agreement or in any other Basic  Document  shall not be construed as a duty, and the
Owner  Trustee  shall not be  answerable  for other than its  negligence,  bad faith or willful  misconduct  in the performance of any such act.

         Section 6.02.     Furnishing  of  Documents.  The  Owner  Trustee  shall  furnish  to the  Securityholders promptly upon receipt of a written  reasonable  request  therefor,  duplicates  or copies of all reports,  notices, requests,  demands,  certificates,  financial statements and any other instruments furnished to the Trust under the
Basic Documents.

         Section 6.03.     Representations  and  Warranties.  The Owner Trustee  hereby  represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

                  (a) It is a banking  corporation  duly organized and validly  existing in good standing under the laws of the State of  Delaware.  It has all  requisite  corporate  power and  authority  to  execute,  deliver  and perform its obligations under this Trust Agreement;

                  (b) It has taken all  corporate  action  necessary to authorize  the execution and delivery by it of this Trust  Agreement,  and this Trust  Agreement  will be executed and  delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

                  (c) Neither the execution nor the delivery by it of this Trust  Agreement,  nor the  consummation by it of the  transactions  contemplated  hereby nor  compliance by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware  law,  governmental  rule or  regulation  governing  the banking or trust powers of the Owner  Trustee or any judgment or order  binding on it, or  constitute  any default under its charter documents or bylaws or any  indenture,  mortgage,  contract,  agreement or  instrument to which it is a party or by which any of its properties may be bound;

                  (d) This Trust  Agreement,  assuming  due  authorization,  execution  and  delivery  by the Owner
Trustee and the Depositor,  constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable against it in  accordance  with the terms hereof  subject to  applicable  bankruptcy,  insolvency,  reorganization, moratorium and other laws affecting the  enforcement of creditors'  rights  generally and to general  principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

                  (e) The Owner  Trustee is not in default  with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  municipal or  governmental  agency,  which default might have consequences  that would  materially and adversely  affect the condition  (financial or other) or operations of the
Owner Trustee or its properties or might have consequences  that would materially  adversely affect its performance hereunder; and

                  (f) No  litigation  is  pending  or, to the best of the  Owner  Trustee's  knowledge,  threatened against  the Owner  Trustee  which  would  prohibit  its  entering  into this Trust  Agreement  or  performing  its obligations under this Trust Agreement.

         Section 6.04.     Reliance; Advice of Counsel.

                  (a) The  Owner  Trustee  shall  incur no  liability  to  anyone  in  acting  upon any  signature, instrument, notice, resolution,  request, consent, order, certificate,  report, opinion, bond, or other document or paper  believed by it to be genuine  and  believed  by it to be signed by the proper  party or  parties.  The Owner
Trustee may accept a certified  copy of a  resolution  of the board of  directors  or other  governing  body of any corporate  party as conclusive  evidence that such  resolution has been duly adopted by such body and that the same is in full force and  effect.  As to any fact or matter the method of  determination  of which is not  specifically prescribed  herein,  the Owner Trustee may for all purposes  hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant  party, as to such fact or matter and such  certificate  shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the  exercise or  administration  of the Trust  hereunder  and in the  performance  of its duties and  obligations  under this Trust  Agreement or the other Basic  Documents,  the Owner  Trustee (i) may act directly or through its agents,  attorneys,  custodians  or nominees  (including  persons  acting  under a power of attorney)  pursuant to agreements  entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys,  custodians or nominees  (including  persons acting under a power of attorney) if such persons have been selected by the Owner  Trustee with  reasonable  care,  and (ii) may consult with counsel,  accountants  and other skilled persons to be selected with reasonable care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything  done,  suffered or omitted in good faith by it in  accordance  with the opinion or advice of any such  counsel,  accountants  or other such  Persons and not contrary to this Trust Agreement or any other Basic Document.

         Section 6.05.     Not  Acting  in  Individual  Capacity.  Except  as  provided  in  this  Article  VI,  in accepting  the trusts hereby  created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated  by this Trust  Agreement or any other Basic  Document shall look only to the Trust Estate for payment or satisfaction thereof.

         Section 6.06.     Owner  Trustee  Not  Liable  for  Certificates  or  Related   Documents.   The  recitals
contained  herein and in the  Certificates  (other than the  signatures of the Owner  Trustee on the  Certificates)
shall be taken as the  statements  of the  Depositor,  and the Owner  Trustee  assumes  no  responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations  as to the validity or sufficiency of this Trust
Agreement,  of any other Basic Document or of the  Certificates  (other than the signatures of the Owner Trustee on the  Certificates)  or the  Notes,  or of any  Related  Documents.  The  Owner  Trustee  shall at no time  have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the payments  to be  distributed  to  Certificateholders  under  this  Trust  Agreement  or the  Noteholders  under the
Indenture,  including,  the  compliance  by the  Depositor or the Seller with any warranty or  representation  made under any Basic  Document or in any related  document or the accuracy of any such  warranty or  representation,  or any action of the Certificate  Paying Agent, the Certificate  Registrar or the Indenture  Trustee taken in the name of the Owner Trustee.

         Section 6.07.     Owner Trustee May Own  Certificates  and Notes.  The Owner Trustee in its  individual or any other capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the
Seller,  the Certificate  Paying Agent, the Certificate  Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

                                                    ARTICLE VII

                                           Compensation of Owner Trustee

         Section 7.01.     Owner  Trustee's  Fees and Expenses.  The Owner  Trustee  shall receive as  compensation for its  services  hereunder  such fees as have been  separately  agreed upon before the date hereof in  accordance with  Section 6.06 of the  Servicing  Agreement,  and the Owner  Trustee  shall be  reimbursed  for its  reasonable expenses  hereunder  and under the other Basic  Documents,  including  the  reasonable  compensation,  expenses and disbursements of such agents,  representatives,  experts and counsel as the Owner Trustee may reasonably  employ in connection  with the  exercise and  performance  of its rights and its duties  hereunder  and under the other Basic
Documents which shall be payable by the Servicer pursuant to Section 3.09 of the Servicing Agreement.

         Section 7.02.     Indemnification.  The  Certificateholder  of the majority of the Percentage  Interest of the Certificates shall indemnify,  defend and hold harmless the Owner Trustee and its successors,  assigns,  agents and servants  (collectively,  the "Indemnified  Parties") from and against,  any and all liabilities,  obligations, losses,  damages,  taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements
(including reasonable legal fees and expenses) of any kind and nature whatsoever  (collectively,  "Expenses") which may at any time be imposed on, incurred by, or asserted  against the Owner Trustee or any Indemnified  Party in any way  relating  to or arising  out of this  Trust  Agreement,  the other  Basic  Documents,  the Trust  Estate,  the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

                  (a) the   Certificateholder  of  the  majority  of  the  Percentage  Interest  of  the  Class  SB
Certificates  shall not be liable for or required  to  indemnify  an  Indemnified  Party from and against  Expenses arising or resulting from the Owner  Trustee's  willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 6.03 expressly made by the Owner Trustee;

                  (b) with   respect   to  any  such   claim,   the   Indemnified   Party   shall  have  given  the
Certificateholder  of the majority of the Percentage  Interest of the Class SB Certificates  written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                  (c) (c)  while maintaining control over its own defense,  the  Certificateholder  of the majority of the  Percentage  Interest of the Class SB  Certificates  shall consult with the  Indemnified  Party in preparing such defense; and

                  (d) while  maintaining  control over its own defense,  the  Certificateholder  of the majority of the Percentage  Interest of the Class SB Certificates  shall consult with the  Indemnified  Party in preparing such defense.

         The  indemnities  contained in this Section  shall survive the  resignation  or  termination  of the Owner
Trustee or the  termination of this Trust  Agreement.  In the event of any  Proceeding  for which  indemnity may be sought  pursuant  to this  Section  7.02,  the Owner  Trustee's  choice of legal  counsel,  if other than the legal counsel  retained by the Owner  Trustee in  connection  with the  execution  and delivery of this Trust  Agreement, shall be subject to the approval of the  Certificateholder  of the majority of the Percentage Interest of the Class
SB  Certificates,  which  approval  shall not be  unreasonably  withheld.  In addition,  upon written notice to the
Owner Trustee and with the consent of the Owner  Trustee,  which consent shall not be  unreasonably  withheld,  the
Certificateholder  of the majority of the Percentage  Interest of the Class SB Certificates shall have the right to assume the defense of any Proceeding against the Owner Trustee.

                                                   ARTICLE VIII

                                          Termination of Trust Agreement

         Section 8.01.     Termination of Trust Agreement.

                  (a) This Trust  Agreement  (other than this Article VIII) and the Trust shall terminate and be of no further  force or effect upon the final  distribution  of all moneys or other  property or proceeds of the Trust
Estate in  accordance  with the terms of the  Indenture  and this Trust  Agreement.  The  bankruptcy,  liquidation, dissolution,  death or incapacity of any Certificateholder  shall not (i) operate to terminate this Trust Agreement or the Trust, (ii) entitle such  Certificateholder's  legal  representatives  or heirs to claim an accounting or to take any  Proceeding  in any  court  for a  partition  or  winding  up of all or any part of the Trust or the Trust
Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) Except as  provided  in Section  8.01(a),  neither the  Depositor  nor any  Certificateholder shall be entitled to revoke or terminate the Trust.

                  (c) Notice  of  any   termination   of  the  Trust,   specifying   the  Payment   Date  on  which
Certificateholders  shall  surrender their  Certificates  to the Certificate  Paying Agent for payment of the final distribution  thereon and  cancellation  thereof,  shall be given by the Certificate  Paying Agent by letter to the
Certificateholders  mailed  within  five  Business  Days of  receipt of notice of such  termination  from the Owner
Trustee,  stating (i) the Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon  presentation  and surrender of the  Certificates at the office of the  Certificate  Paying Agent therein designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such
Payment Date is not applicable,  payments being made only upon  presentation  and surrender of the  Certificates at the office of the  Certificate  Paying  Agent  therein  specified.  The  Certificate  Paying  Agent shall give such
notice  to  the  Owner   Trustee   and  the   Certificate   Registrar   at  the  time  such   notice  is  given  to
Certificateholders.  Upon  presentation  and  surrender of the  Certificates,  the  Certificate  Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the  event  that all of the  Certificateholders  shall  not have  surrendered  their  Certificates  for cancellation  within six months after the date specified in the above  mentioned  written  notice,  the Certificate
Paying  Agent  shall  give a  second  written  notice  to  the  remaining  Certificateholders  to  surrender  their
Certificates  for  cancellation  and receive the final  distribution  with respect  thereto.  Subject to applicable laws with respect to escheat of funds,  if within one year  following  the Payment  Date on which final  payment of the  Certificates  was to have been  made  pursuant  to  Section  3.10,  all the  Certificates  shall not have been surrendered for cancellation,  the Certificate  Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining  Certificateholders  concerning  surrender of their  Certificates, and the cost  thereof  shall be paid out of the funds and other  assets  that  shall  remain  subject to this Trust
Agreement.  Any  funds  remaining  in  the  Distribution  Account  after  exhaustion  of  such  remedies  shall  be distributed by the Certificate  Paying Agent to the  Certificateholder  of the majority of the Percentage  Interest of the Certificates of the Class with respect to which such amounts are due.

                  (d) Upon the  winding up of the Trust and its  termination,  the Owner  Trustee  shall  cause the
Certificate  of Trust to be  cancelled  by filing a  certificate  of  cancellation  with the  Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

         Section 8.02.     Additional Termination Requirements.

         (a)      Each  REMIC  shall be  terminated  in  accordance  with  the  following  additional  requirements including  upon the exercise by the  Servicer of an optional  redemption  of the Notes  pursuant to Section 8.08 of the  Servicing  Agreement,  unless the Owner  Trustee,  the REMIC  Administrator  and the Servicer have received an
Opinion of Counsel  (which  Opinion of Counsel shall not be an expense of the Owner Trustee) to the effect that the failure of the REMIC to comply with the  requirements  of this Section  8.02 will not (i) result in the  imposition on the Trust Estate of taxes on  "prohibited  transactions,"  as  described  in Section  860F of the Code,  or (ii)
cause any of the REMICs to fail to qualify as a REMIC at any time that any Certificate is outstanding:

                  (i)      The  Servicer  shall  establish a 90-day  liquidation  period for such REMIC and specify the first day of such  period  in a  statement,  which the  Indenture  Trustee  shall  attach to the Trust
         Estate's  final Tax Return  pursuant to Treasury  regulations  Section  1.860F-1.  The Servicer also shall satisfy all of the  requirements  of a qualified  liquidation  for a REMIC under  Section 860F of the Code and regulations thereunder;

                  (ii)     The  Servicer  shall  notify  the  Owner  Trustee  and  the  Indenture  Trustee  at  the
         commencement  of such  90-day  liquidation  period  and,  at or prior to the time of  making  of the final payment on the  Certificates,  the Owner Trustee  shall sell or otherwise  dispose of all of the remaining assets of the Trust Estate in accordance with the terms hereof; and

                  (iii)    If the  Servicer is  exercising  its right to purchase  the assets of the Trust  Estate, the  Servicer  shall,  during the 90-day  liquidation  period and at or prior to the Final  Payment  Date, purchase all of the assets of the Trust Estate for cash.

         (b)      Each Holder of a Security  and the Owner  Trustee  hereby  irrevocably  approves and appoints the
Servicer  as its  attorney-in-fact  to adopt a plan of  complete  liquidation  for the REMIC at the  expense of the
Trust Estate in accordance with the terms and conditions of this Agreement.

                                                    ARTICLE IX

                              Successor Owner Trustees and Additional Owner Trustees

         Section 9.01.     Eligibility  Requirements  for Owner Trustee.  The Owner Trustee shall at all times be a corporation  satisfying the provisions of Section  3807(a) of the Statutory  Trust Statute;  authorized to exercise corporate trust powers;  having a combined  capital and surplus of at least  $50,000,000 and subject to supervision or  examination  by  federal  or state  authorities;  and  having  (or  having a parent  that has)  long-term  debt obligations  with a rating of at least A by  Moody's  or  Standard  & Poor's.  If such  corporation  shall  publish reports of condition at least  annually  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining  authority,  then for the purpose of this Section,  the combined  capital and surplus of such corporation shall be deemed to be its  combined  capital  and surplus as set forth in its most recent  report of  condition  so published.  In case at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of this Section  9.01,  the Owner  Trustee  shall resign  immediately  in the manner and with the effect  specified in
Section 9.02.

         Section 9.02.     Replacement  of  Owner  Trustee.  The  Owner  Trustee  may at  any  time  resign  and be discharged  from the trusts  hereby  created  by giving 30 days'  prior  written  notice  thereof to the  Indenture
Trustee and the  Depositor.  Upon  receiving  such notice of  resignation,  the Indenture  Trustee  shall  promptly appoint a successor  Owner Trustee by written  instrument,  in  duplicate,  one copy of which  instrument  shall be delivered to the  resigning  Owner  Trustee and one copy to the  successor  Owner  Trustee.  If no successor  Owner
Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of resignation,  the resigning Owner Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the  provisions of Section
9.01 and shall fail to resign  after  written  request  therefor by the  Indenture  Trustee,  or if at any time the
Owner Trustee  shall be legally  unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the
Owner  Trustee or of its property  shall be  appointed,  or any public  officer shall take charge or control of the
Owner Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or liquidation,  then the  Indenture  Trustee may remove the Owner  Trustee.  If the  Indenture  Trustee  shall remove the Owner  Trustee under the  authority of the  immediately  preceding  sentence,  the  Indenture  Trustee  shall  promptly  appoint a successor Owner Trustee by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor  Owner Trustee,  and shall pay all fees owed to the outgoing  Owner  Trustee.  If the Indenture  Trustee is unable to appoint a successor  Owner Trustee  within 60 days after any such  direction,  the  Indenture  Trustee may petition any court of competent  jurisdiction  for the appointment of a successor Owner Trustee.

         Any resignation or removal of the Owner Trustee and  appointment of a successor Owner Trustee  pursuant to any of the provisions of this Section shall not become  effective until  acceptance of appointment by the successor
Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

         Section 9.03.     Successor  Owner  Trustee.  Any successor  Owner Trustee  appointed  pursuant to Section
9.02 shall  execute,  acknowledge  and deliver to the  Indenture  Trustee and to its  predecessor  Owner Trustee an instrument  accepting such appointment under this Trust Agreement,  and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective,  and such successor Owner Trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations of its predecessor under this Trust  Agreement,  with like effect as if  originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee  shall upon payment of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents  and statements and monies held by it under this Trust  Agreement;  and the predecessor  Owner Trustee shall execute and deliver such  instruments  and do such other things as may  reasonably be required for fully and certainly  vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor  Owner Trustee  pursuant to this Section 9.03, the Indenture
Trustee  shall mail notice  thereof to all  Certificateholders,  the Indenture  Trustee,  the  Noteholders  and the
Rating  Agencies.  If the Indenture  Trustee shall fail to mail such notice within 10 days after acceptance of such appointment  by the successor  Owner Trustee,  the successor  Owner Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

         Section 9.04.     Merger or  Consolidation  of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Owner Trustee shall be a party,  or any Person  succeeding to all or  substantially all of the corporate  trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder, without the  execution  or filing of any  instrument  or any further act on the part of any of the parties  hereto, anything herein to the contrary  notwithstanding;  provided, that such Person shall be eligible pursuant to Section
9.01 and,  provided,  further,  that the Owner  Trustee  shall mail notice of such merger or  consolidation  to the
Rating Agencies.

         Section 9.05.     Appointment  of Co-Trustee or Separate  Trustee.  Notwithstanding  any other  provisions of this Trust  Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust  Estate may at the time be located,  the Owner  Trustee  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons to act as  co-trustee,  jointly with the Owner
Trustee,  or as separate trustee or trustees,  of all or any part of the Trust Estate,  and to vest in such Person, in such  capacity,  such  title to the Trust or any part  thereof  and,  subject  to the other  provisions  of this
Section,  such  powers,  duties,  obligations,  rights and trusts as the Owner  Trustee may  consider  necessary or desirable.  No co-trustee or separate  trustee  under this Trust  Agreement  shall be required to meet the terms of eligibility  as a  successor  Owner  Trustee  pursuant  to  Section  9.01 and no notice of the  appointment  of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (a) All rights,  powers,  duties and  obligations  conferred  or imposed  upon the Owner  Trustee shall be conferred  upon and exercised or performed by the Owner  Trustee and such  separate  trustee or co-trustee jointly (it being understood that such separate  trustee or co-trustee is not authorized to act separately  without the Owner Trustee  joining in such act),  except to the extent that under any law of any  jurisdiction in which any particular  act or acts are to be performed,  the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the
Trust Estate or any portion  thereof in any such  jurisdiction)  shall be exercised  and  performed  singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (b) No trustee  under this Trust  Agreement  shall be  personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

                  (c) The Owner Trustee may at any time accept the  resignation  of or remove any separate  trustee or co-trustee.

         Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as effectively as if given to each of them. Every instrument appointing  any separate  trustee or  co-trustee  shall refer to this Trust  Agreement  and the  conditions of this
Article IX. Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its instrument of appointment,  either jointly with the Owner Trustee or separately,  as may be  provided  therein,  subject to all the  provisions  of this Trust  Agreement,  specifically including  every  provision of this Trust  Agreement  relating to the conduct of,  affecting  the  liability of, or affording protection to, the Owner Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any  separate  trustee  or  co-trustee  may at any  time  appoint  the  Owner  Trustee  as  its  agent  or attorney-in-fact  with full power and  authority,  to the extent not  prohibited by law, to do any lawful act under or in respect of this Trust  Agreement on its behalf and in its name. If any separate  trustee or co-trustee  shall die,  become  incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts  shall  vest in and be  exercised  by the  Owner  Trustee,  to the  extent  permitted  by law,  without  the appointment of a new or successor co-trustee or separate trustee.

                                                     ARTICLE X

                                           Compliance With Regulation AB

         Section 10.01.    Intent of the Parties; Reasonableness.

         The  Depositor  and the Owner  Trustee  acknowledge  and agree that the  purpose of this  Article X  is to facilitate  compliance by the Depositor with the  provisions of Regulation AB and related rules and  regulations of the  Commission.  The  Depositor  shall  not  exercise  its  right to  request  delivery  of  information  or other performance  under these  provisions  other than in good faith,  or for  purposes  other than  compliance  with the
Securities Act, the Exchange Act and the rules and  regulations of the Commission  under the Securities Act and the
Exchange  Act. The Owner  Trustee  acknowledges  that  interpretations  of the  requirements  of  Regulation AB may change over time,  whether due to interpretive  guidance  provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of Regulation  AB. The Owner Trustee shall  cooperate in good faith with any  reasonable  request by the  Depositor  for  information  regarding  the Owner  Trustee  that is  necessary  or required,  in the reasonable,  good faith  determination  of the Depositor,  to permit the Depositor to comply with the provisions of Regulation AB.

         Section 10.02.    Additional Representations and Warranties of the Owner Trustee.

         (a)      The Owner  Trustee  shall be deemed to  represent  and  warrant to the  Depositor  as of the date hereof and on each date on which information is provided to the Depositor under  Sections 10.01,  10.02(b) or 10.03 that,  except  as  disclosed  in  writing  to the  Depositor  prior to such  date:  (i) it is not aware and has not received notice that any default,  early amortization or other performance  triggering event has occurred as to any other  Securitization  Transaction  due to any  default  of the Owner  Trustee;  (ii) there  are no  aspects of its financial  condition that could have a material adverse effect on the performance by it of its trustee  obligations under the Trust Agreement or any other  Securitization  Transaction as to which it is the trustee;  (iii) there are no  material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that would be material to  Noteholders;  (iv) there  are no  relationships  or  transactions  (as  described in  Item 1119(b)  of
Regulation  AB)  relating to the Owner  Trustee  with respect to the  Depositor  or any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material transaction party (as each of such terms are used in Regulation  AB) relating to the  Securitization  Transaction  contemplated by the Trust  Agreement,  as  identified  by the  Depositor to the Owner  Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the  ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party,  apart from the Securitization  Transaction, and that are material to the  investors'  understanding  of the  Certificates;  and (v) the Owner Trustee is not an
affiliate (as  contemplated  by  Item 1119(a)  of Regulation  AB) of any  Transaction  Party.  The Depositor  shall notify the Owner  Trustee of any change in the  identity of a  Transaction  Party  after the Closing  Date at least five (5) Business Days prior to January 31 of each calendar year.

         (b)      If so requested by the  Depositor  on any date  following  the Closing  Date,  the Owner  Trustee shall,  within five Business Days  following such request,  confirm in writing the accuracy of the  representations and  warranties  set forth in  paragraph  (a) of this  Section or, if any such  representation  and warranty is not accurate as of the date of such  confirmation,  provide the pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each  calendar  quarter,  unless the  Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

         Section 10.03.    Information to Be Provided by the Owner Trustee.

                  (a) For so long as the Notes are  outstanding,  for the  purpose of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner  Trustee shall provide to the Depositor a written  description of (i) the  commencement  of, a material  development in or, if applicable, the  termination  of, any and all legal  proceedings  against the Owner Trustee or any and all proceedings of which any  property of the Owner  Trustee is the  subject,  that would be  material to  Noteholders;  and  (ii) any  such proceedings  known to be  contemplated  by  governmental  authorities  that would be material to  Noteholders.  the
Owner  Trustee shall also notify the  Depositor,  in writing,  as promptly as  practicable  following  notice to or discovery by a Responsible  Officer of the Owner Trustee of any material  changes to  proceedings  described in the preceding  sentence.  In addition,  the Owner  Trustee will furnish to the  Depositor,  in writing,  the  necessary disclosure  regarding the Owner Trustee  describing  such  proceedings  required to be disclosed under Item 1117 of
Regulation  AB, for inclusion in reports  filed by or on behalf of the Depositor  pursuant to the Exchange Act. The
Depositor will allow the Owner Trustee to review any disclosure  relating to material  litigation against the Owner
Trustee prior to filing such  disclosure  with the Commission to the extent the Depositor  changes the  information provided by the Owner Trustee.  Any  descriptions  required with respect to legal  proceedings,  as well as updates to previously provided  descriptions,  under this Section 10.03(a)  shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs.

                  (b) For so long as the Notes are  outstanding,  for the  purpose of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes, the Owner Trustee shall, no later than January 31 of each calendar year,  (i) provide to the Depositor such  information  regarding the Owner Trustee as is required for the purpose of  compliance  with  Item 1119  of  Regulation  AB;  provided,  however,  the Owner
Trustee  shall not be  required  to  provide  such  information  in the event  that there has been no change to the information  previously  provided  by the Owner  Trustee to the  Depositor;  and (ii) as  promptly  as  practicable following  notice  to or  discovery  by a  Responsible  Officer  of the  Owner  Trustee  of  any  changes  to  such information,  provide to the Depositor,  in writing,  such updated information.  Such information shall include, at a minimum,  a description  of any  affiliation  between the Owner  Trustee and any of the following  parties to the
Securitization  Transaction  contemplated  by the  Trust  Agreement,  as such  parties  and  their  affiliates  are identified  to the  Owner  Trustee  by the  Depositor  in  connection  with  the  closing  of  each  Securitization
Transaction  or, if there has been a change in any such party,  as such party is  identified  by the Depositor in a written notice to the Owner Trustee at least five (5) Business Days prior to January 31 of each calendar year:

                  (1)      the sponsor;

                  (2)      any depositor;

                  (3)      the issuing entity;

                  (4)      any servicer;

                  (5)      any other trustee;

                  (6)      any originator;

                  (7)      any significant obligor;

                  (8)      any enhancement or support provider; and

                  (9)      any other material party related to any Securitization Transaction.

         In addition,  the Owner Trustee  shall  provide a  description  of whether there is, and if so the general character of, any business  relationship,  agreement,  arrangement,  transaction or understanding between the Owner
Trustee and any  above-listed  party that is entered into  outside the  ordinary  course of business or is on terms other than  would be  obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart from the
Securitization  Transaction  contemplated by the Trust Agreement,  that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

                  (c) As of the related  Payment Date with respect to each Report on Form 10-D  with respect to the
Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding the date each Report on Form 10-K with respect to the Notes is filed,  the Owner  Trustee  shall be deemed to represent  and warrant that any  information previously  provided  by the Owner  Trustee  under  this  Article X  is  materially  correct  and does not have any material omissions unless the Owner Trustee has provided an update to such information.

         Section 10.04.    Indemnification; Remedies.

                  (a) The Owner Trustee shall indemnify the Depositor,  each affiliate of the Depositor,  GMACM and each affiliate of GMACM, and the respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and  shall  hold  each of them  harmless  from and  against  any  claims,  losses,  liabilities
(including penalties),  actions, suits, judgments,  demands, damages, costs and expenses (including reasonable fees and expenses of attorneys or, as necessary,  consultants and auditors and reasonable costs of investigations)  that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report, certification or other material provided under Sections 10.01,  10.02 or 10.03 of this
Article X  by or on behalf of the Owner  Trustee  (collectively,  the  "Owner  Trustee  Information"),  or  (B) the
omission or alleged  omission to state in Owner Trustee  Information a material fact required to be stated in Owner
Trustee  Information or necessary in order to make the statements  therein, in the light of the circumstances under which they were made, not misleading; or

                           (ii)     any  failure  by  the  Owner  Trustee  to  deliver  any  information,   report,
certification or other material when and as required under Sections 10.02 and 10.03.

                  (b) In the case of any failure of performance  described in clause (ii) of Section 10.04(a),  the
Owner Trustee shall (i) promptly  reimburse  the  Depositor for all costs  reasonably  incurred by the Depositor in order to obtain the  information,  report,  certification  or other  material not delivered by the Owner Trustee as required and (ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

                  (c) The  Depositor  and GMACM shall  indemnify  the Owner  Trustee,  each  affiliate of the Owner
Trustee and the respective present and former directors,  officers,  employees and agents of the Owner Trustee, and shall hold each of them harmless from and against any losses, damages,  penalties,  fines, forfeitures,  legal fees and expenses and related  costs,  judgments,  and any other costs,  fees and expenses  that any of them may sustain arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided  by or on behalf of the  Depositor  or GMACM for  inclusion  in any  report  filed  with
Commission  under the  Exchange  Act  (collectively,  the "GMACM  Information"),  or  (ii) the  omission or alleged omission  to state in the GMACM  Information  a material  fact  required to be stated in the GMACM  Information  or necessary in order to make the statements  therein,  in the light of the circumstances  under which they were made, not misleading.

                  (d) Notwithstanding  any provision in this Section 10.04 to the contrary,  the parties agree that none of the Owner Trustee,  the Depositor or GMACM shall be liable to the other for any  consequential  or punitive damages whatsoever,  whether in contract,  tort (including negligence and strict liability),  or any other legal or equitable principle;  provided,  however,  that such limitation shall not be applicable with respect to third party claims made against a party.

                                                    ARTICLE XI

                                                   Miscellaneous

         Section 11.01.    Amendments.

                  (a) This Trust  Agreement may be amended from time to time by the parties  hereto as specified in this  Section  11.01,  provided  that any such  amendment,  except as provided  in  paragraph  (e) below,  shall be accompanied  by an  Opinion of Counsel  addressed  to the Owner  Trustee  to the  effect  that such  amendment  (i)
complies  with the  provisions  of this Section and (ii) will not cause the Trust to be subject to any tax or cause any of the REMICs to fail to qualify as a REMIC for federal income tax purposes.

                  (b) If the  purpose of any such  amendment  (as  detailed  therein)  is to correct  any  mistake, eliminate  any  inconsistency,  cure any  ambiguity  or deal with any  matter not  covered in this Trust  Agreement
(i.e.,  to give  effect to the intent of the  parties),  it shall not be  necessary  to obtain  the  consent of any
Certificateholders,  but the Owner  Trustee  shall be furnished  with (i) a letter from each Rating Agency that the amendment  will not result in a Rating  Event and (ii) an Opinion of Counsel to the effect  that such  action  will not adversely affect in any material respect the interests of any Certificateholder.

                  (c) If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any Security is outstanding (i.e.,  technical in nature),  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with an Opinion of Counsel that such amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any
Certificateholder.

                  (d) If the purpose of the  amendment is to add or eliminate or change any  provision of the Trust
Agreement other than as  contemplated  in (b) and (c) above,  the amendment shall require (i) an Opinion of Counsel to the  effect  that  such  action  will  not  adversely  affect  in any  material  respect  the  interests  of any
Certificateholder  and (ii)  either (A) a letter  from each  Rating  Agency  that such  amendment  will not cause a
Rating Event, or (B) the consent of Certificateholders  of each Class of Certificates  evidencing a majority of the aggregate  Certificate  Percentage Interest and the Indenture Trustee;  provided,  however,  that no such amendment shall  reduce in any  manner the amount of, or delay the timing  of,  payments  received  that are  required  to be distributed  on any  Certificate  without the consent of each  Certificateholder  affected  thereby,  or reduce the aforesaid  percentage  of  Certificates  the  Certificateholders  of which  are  required  to  consent  to any such amendment, without the consent of the Certificateholders of all such Certificates then outstanding.

                  (e) No amendment of this Trust  Agreement may provide for the holding of any of the  Certificates in book-entry form.

                  (f) If the  purpose  of  any  such  amendment  is to  provide  for  the  issuance  of  additional
Certificates  representing  an  interest  in the Trust,  it shall not be  necessary  to obtain  the  consent of any
Certificateholder,  but the Owner  Trustee  shall be  furnished  with (i) an Opinion of Counsel to the effect  that such action will not adversely  affect in any material  respect the interests of any  Certificateholders  and (B) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event.

                  (g) Promptly  after the  execution of any such  amendment  or consent,  the Owner  Trustee  shall furnish  written  notification  of the  substance  of such  amendment  or  consent to each  Certificateholder,  the
Indenture   Trustee  and  each  of  the  Rating   Agencies.   It  shall  not  be  necessary   for  the  consent  of
Certificateholders  or the Indenture  Trustee  pursuant to this Section 11.01 to approve the particular form of any proposed  amendment or consent,  but it shall be sufficient  if such consent  shall approve the substance  thereof.
The manner of obtaining  such consents  (and any other  consents of  Certificateholders  provided for in this Trust
Agreement  or in any other  Basic  Document)  and of  evidencing  the  authorization  of the  execution  thereof by
Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (h) In  connection  with the  execution of any amendment to any agreement to which the Trust is a party,  other than this Trust Agreement,  the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such  amendment is  authorized  or permitted by the  documents  subject to such amendment and that all conditions  precedent in the Basic Documents for the execution and delivery  thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

         Promptly after the execution of any amendment to the  Certificate of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Section 11.02.    No Legal Title to Trust  Estate.  The  Certificateholders  shall not have legal title to any part of the Trust Estate.  The  Certificateholders  shall be entitled to receive  distributions with respect to their  undivided  beneficial  interest  therein  only in  accordance  with  Articles V and VIII.  No  transfer,  by operation  of law or  otherwise,  of any  right,  title  or  interest  of the  Certificateholders  to and in  their ownership  interest in the Trust Estate shall operate to terminate this Trust Agreement or the trusts  hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

         Section 11.03.    Limitations  on Rights of Others.  Except  for  Section  2.07,  the  provisions  of this
Trust  Agreement are solely for the benefit of the Owner Trustee,  the Depositor,  the  Certificateholders  and, to
the extent  expressly  provided  herein,  the  Indenture  Trustee  and the  Noteholders,  and nothing in this Trust
Agreement  (other than Section 2.07),  whether  express or implied,  shall be construed to give to any other Person any legal or equitable  right,  remedy or claim in the Trust Estate or under or in respect of this Trust  Agreement or any covenants, conditions or provisions contained herein.

         Section 11.04.    Notices.

                  (a) Unless otherwise  expressly  specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed  given upon  receipt:  if to the Owner  Trustee,  addressed to its  Corporate  Trust
Office;  if to the  Certificate  Paying  Agent,  addressed  to The Bank of New York Trust  Company,  N.A.,  2 North
LaSalle Street,  Suite 1020, Chicago,  Illinois 60602,  Attention:  Structured Finance Services - GMACM Home Equity
Loan Trust Series  2007-HE3,  if to the Depositor,  addressed to Residential  Asset Mortgage  Products,  Inc., 8400
Normandale Lake Boulevard,  Suite 600, Minneapolis,  Minnesota 55437, Attention:  President,  Re: GMACM Home Equity
Loan Trust Series 2007-HE3;  if to the Rating Agencies,  addressed to Moody's  Investors  Service,  Inc., 99 Church
Street, 4th Floor, New York, New York 10001 and Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc.,
55 Water Street,  New York, New York 10004,  Attention:  Structured Finance Department - MBS; or, as to each of the foregoing  Persons,  at such other address as shall be designated by such Person in a written notice to each of the other foregoing Persons.

                  (b) Any  notice  required  or  permitted  to be  given to a  Certificateholder  shall be given by first-class  mail,  postage  prepaid,  at the  address  of  such  Certificateholder  as  shown  in the  Certificate
Register.  Any notice so mailed within the time  prescribed in this Trust  Agreement to a  Certificateholder  shall be conclusively presumed to have been duly given, whether or not such Certificateholder receives such notice.

                  (c) A copy of any notice  delivered to the Owner  Trustee or the Trust shall also be delivered to the Depositor.

         Section 11.05.    Severability.   Any   provision  of  this  Trust   Agreement   that  is   prohibited  or
unenforceable  in any  jurisdiction  shall,  as to  such  jurisdiction,  be  ineffective  to  the  extent  of  such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any such prohibition or unenforceability  in any  jurisdiction  shall not  invalidate or render  unenforceable  such provision in any other jurisdiction.

         Section 11.06.    Separate  Counterparts.  This Trust  Agreement may be executed by the parties  hereto in any number of  counterparts,  each of which when so  executed  and  delivered  shall be an  original,  but all such counterparts shall together constitute but one and the same instrument.

         Section 11.07.    Successors  and Assigns.  All  representations,  warranties,  covenants  and  agreements contained  herein shall be binding upon, and inure to the benefit of, each of the Depositor,  the Owner Trustee and its successors and each  Certificateholder  and its successors and permitted assigns,  all as herein provided.  Any request,  notice,  direction,  consent,  waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         Section 11.08.    No  Petition.  The Owner  Trustee,  by  entering  into this  Trust  Agreement,  and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time institute against  the  Depositor  or the  Trust,  or join in any  institution  against  the  Depositor  or the Trust of, any bankruptcy  Proceedings  under any United States federal or state  bankruptcy or similar law in connection with any obligations to the Certificates, the Notes, this Trust Agreement or any of the other Basic Documents.

         Section 11.09.    No Recourse.  Each  Certificateholder,  by accepting a  Certificate,  acknowledges  that such  Certificateholder's  Certificate represents a beneficial interest in the Trust only and does not represent an interest in or obligation of the Depositor,  the Seller, the Owner Trustee,  the Indenture Trustee or any Affiliate
thereof,  and that no recourse  may be had against  such Persons or their  assets,  except as may be expressly  set forth or contemplated in the Certificates, this Trust Agreement or the other Basic Documents.

         Section 11.10.    Headings.  The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 11.11.    GOVERNING LAW. THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF DELAWARE,  WITHOUT  REFERENCE  TO ITS  CONFLICT OF LAW  PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 11.12.    Integration.  This Trust Agreement  constitutes  the entire  agreement among the parties hereto  pertaining to the subject matter hereof and supersedes all prior  agreements and  understanding  pertaining thereto.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                                          as Depositor

                                                     By:_______________________________________
                                                        Name:
                                                        Title:

                                                     WILMINGTON TRUST COMPANY,
                                                          not in its individual capacity but solely as Owner
                                                          Trustee, except with respect to the representations and
                                                          warranties contained in Section 6.03 hereof

                                                     By:______________________________________
                                                        Name:
                                                        Title:

Acknowledged and Agreed:

THE BANK OF NEW YORK TRUST COMPANY, N.A.,
     as Indenture Trustee, Certificate Registrar
     and Certificate Paying Agent

By:_________________________________
   Name:
   Title:

Acknowledged and Agreed for purposes of Article X:

GMAC MORTGAGE, LLC,

By:_________________________________
   Name:
   Title:

                                                     EXHIBIT A

                                           FORM OF CLASS SB CERTIFICATE

THIS  CLASS SB  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE  AGREEMENT  (AS
DEFINED HEREIN).

THIS CLASS SB  CERTIFICATE  IS ISSUED IN THE PERCENTAGE  INTEREST SET FORTH BELOW.  THE  CERTIFICATEHOLDER  OF THIS
CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

SOLELY FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS NOTE IS A  "REGULAR  INTEREST"  IN A "REAL  ESTATE  MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

THIS CLASS SB  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS AMENDED,
OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH
ACT AND STATE LAWS OR IS SOLD OR  TRANSFERRED IN  TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT
AND SUCH STATE LAWS AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO  TRANSFER OF THIS  CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE  CERTIFICATE  REGISTRAR  SHALL HAVE  RECEIVED
EITHER  (i) A  REPRESENTATION  LETTER,  IN THE FORM OF  EXHIBIT G TO THE  AGREEMENT,  FROM THE  TRANSFEREE  OF THIS
CERTIFICATE TO THE EFFECT THAT SUCH  TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED
TRANSACTION RESTRICTIONS AND THE FIDUCIARY  RESPONSIBILITY  REQUIREMENTS OF THE EMPLOYEE RETIREMENT INCOME SECURITY
ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"),
ANY PERSON  ACTING,  DIRECTLY OR INDIRECTLY,  ON BEHALF OF ANY SUCH PLAN OR ANY PERSON USING "PLAN ASSETS,"  WITHIN
THE MEANING OF THE  DEPARTMENT  OF LABOR  REGULATIONS  SECTION  2510.3-101,  TO ACQUIRE THIS  CLASS SB  CERTIFICATE
(EACH, A "PLAN  INVESTOR"),  OR (ii) IF THIS CLASS SB  CERTIFICATE IS PRESENTED FOR  REGISTRATION  IN THE NAME OF A
PLAN INVESTOR,  AN OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE DEPOSITOR,  THE
OWNER  TRUSTEE,  THE SERVICER  AND THE  CERTIFICATE  REGISTRAR,  TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS
CLASS SB  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW,  WILL NOT  CONSTITUTE  OR  RESULT  IN A  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS  OF ANY  SUBSEQUENT
ENACTMENTS) AND WILL NOT SUBJECT THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER OR THE  CERTIFICATE  REGISTRAR TO
ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS  OR LIABILITIES  UNDER SECTION 406 OF ERISA OR SECTION 4975 OF
THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THE TRANSFEREE OF THIS CLASS SB  CERTIFICATE  SHALL BE SUBJECT TO UNITED STATES FEDERAL  WITHHOLDING TAX UNLESS THE
CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN  STATUS  CERTIFYING AS TO THE  TRANSFEREE'S
STATUS AS A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

THIS  CLASS SB  CERTIFICATE  DOES NOT  REPRESENT AN INTEREST IN OR OBLIGATION  OF THE SELLER,  THE  DEPOSITOR,  THE
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY
PROVIDED IN THE AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Class:  SB

Certificate No.

Percentage Interest: 100%

Cut-Off Date:  October 1, 2007

Date of Trust Agreement:  October 26, 2007

First Payment Date:  November 26, 2007

Final Payment Date:  October 25, 2037

                            GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust
                     2007-HE3 (the "Issuer"), the property of which consists primarily of the
                                                  Mortgage Loans.

         This Class SB  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation  of or interest in the  Depositor,  the Seller,  the  Servicer,  the  Indenture  Trustee or the Owner
Trustee or any of their  Affiliates.  This Class SB  Certificate is not  guaranteed or insured by any  governmental agency or  instrumentality  or by the  Depositor,  the Seller,  the Servicer,  the  Indenture  Trustee or the Owner
Trustee or any of their  affiliates.  None of the Depositor,  the Seller,  the Servicer,  the Indenture  Trustee or
the Owner Trustee or any of their  Affiliates  will have any  obligation  with respect to any  certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that GMAC Mortgage,  LLC is the registered  owner of the  Certificate  Percentage  Interest evidenced by this Class SB  Certificate (as set forth on the face hereof) in certain  distributions with respect to the Trust Estate,  consisting  primarily of the Mortgage  Loans,  created by Residential  Asset Mortgage  Products,
Inc.  (the  "Depositor").  The Trust (as  defined  herein) was created  pursuant to a trust  agreement  dated as of
October 26, 2007 (as amended and  supplemented  from time to time,  the  "Agreement"),  between the  Depositor  and
Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions of which is set forth  hereafter.  Capitalized terms used herein that are not  otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the
Indenture dated as of October 26, 2007, between the Trust and the Indenture Trustee.  This Class SB  Certificate is
issued under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement the
Certificateholder  of this  Class SB  Certificate  by virtue of the  acceptance  hereof  assents  and by which such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each March,  June,
September  and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the
"Payment  Date"),  commencing on the first Payment Date specified  above, to the Person in whose name this Class SB
Certificate  is  registered  at the close of business  on the last day (or if such last day is not a Business  Day, the  Business  Day  immediately  preceding  such  last day) of the month  immediately  preceding  the month of such distribution  (the  "Record  Date"),  in an  amount  equal  to the pro  rata  portion  evidenced  by this  Class SB
Certificate  (based on the Percentage  Interest  stated on the face hereon) of the amount,  if any,  required to be distributed to  Certificateholders  of Class SB  Certificates on such Payment Date.  Distributions on this Class SB
Certificate  will be made as provided in the  Agreement by the  Certificate  Paying Agent by wire transfer or check mailed to the  Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this Class SB  Certificate or the making of any notation  hereon.  Pursuant to the Agreement,  the Trust has issued four Classes of Certificates,  designated as the Class SB Certificates,  the Class R-I Certificates, the Class R-II
Certificates and the Class R-III Certificates.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this Class SB  Certificate  will be made after due notice by the  Certificate  Paying Agent of the pendency of such distribution and only upon  presentation  and surrender of this Class SB  Certificate at the Corporate Trust Office of the Certificate Registrar.

         No  transfer  of this  Class SB  Certificate  will  be made  unless  such  transfer  is  exempt  from  the registration  requirements  of the Securities Act of 1933, as amended (the  "Securities  Act"),  and any applicable state  securities  laws or is made in accordance  the  Securities Act and such state laws. In the event that such a transfer  is to be made,  (i) the  Certificate  Registrar  or the  Depositor  may  require  an  Opinion  of Counsel acceptable to and in form and  substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer is exempt  (describing the applicable  exemption and the basis therefor) from or is being made pursuant to the  registration  requirements  of the  Securities  Act, and of any  applicable  statute of any state and (ii) the transferee  shall execute an  investment  letter in the form  described in the Agreement and (iii) the  Certificate
Registrar shall require the transferee to execute an investment  letter and a Certificate of Non-Foreign  Status in the form  described by the Agreement  (or if a Certificate  of  Non-Foreign  Status is not provided,  an Opinion of
Counsel as described in the  Agreement),  which  investment  letter and certificate or Opinion of Counsel shall not
be  at  the  expense  of  the  Trust,  the  Owner  Trustee,  the  Certificate  Registrar  or  the  Depositor.   The
Certificateholder  hereof  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trust, the Owner  Trustee,  the  Depositor,  the Servicer and the  Certificate  Registrar  against any liability  that may result  if the  transfer  is not so exempt  or is not made in  accordance  with such  federal  and state  laws.  In connection with any such transfer,  the Certificate  Registrar  (unless  otherwise  directed by the Depositor) will also require  either (i) a  representation  letter,  in the form of Exhibit G  to the  Agreement,  stating that the transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  restrictions  or the fiduciary  responsibility  requirements  of ERISA  or  Section  4975 of the Code (a  "Plan"),  any  person  acting, directly or  indirectly,  on behalf of any such Plan or any Person using the "plan  assets,"  within the meaning of the  Department  of Labor  Regulations  Section  2510.3-101,  to effect  such  acquisition  (collectively,  a "Plan
Investor")  or (ii) if such  transferee  is a Plan  Investor,  an Opinion of Counsel  acceptable to and in form and substance  satisfactory to the Depositor,  the Owner Trustee,  the Servicer and the Certificate  Registrar,  to the
effect that the purchase or holding of such Class SB  Certificate is  permissible  under  applicable  law, will not constitute  or result in a  prohibited  transaction  under  Section  406 of ERISA or  Section  4975 of the Code (or
comparable  provisions of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee,  the
Servicer or the Certificate  Registrar to any obligation or liability  (including  obligations or liabilities under
Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

         This Class SB  Certificate  is one of a duly  authorized  issue of  Certificates  designated as GMACM Home
Equity Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Class SB  Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been released from the Lien of the Indenture for  payment  hereunder  and that  neither  the Owner  Trustee in its  individual  capacity  nor the  Depositor  is personally  liable to the  Certificateholders  for any  amount  payable  under  this  Class SB  Certificate  or the
Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The  Certificateholder  of this Class SB  Certificate  acknowledges  and agrees that its rights to receive distributions  in respect of this  Class SB  Certificate  are  subordinated  to the  rights of the  Noteholders  as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor,  or join in any  institution  against the
Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings, or other  proceedings  under any United  States  federal or state  bankruptcy  or similar law in  connection  with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by an Opinion of Counsel to the Owner  Trustee to the effect  that such  amendment  complies  with the provisions  of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent  of any  Certificateholder,  but the Owner
Trustee shall be furnished  with a letter from each Rating Agency to the effect that such  amendment will not cause a Rating  Event.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time  that any  Security  is  Outstanding,  it shall  not be  necessary  to obtain  the  consent  of the any
Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is
necessary  or  helpful  to  prevent  the  imposition  of  such  taxes  and  is  not   materially   adverse  to  any
Certificateholder.  If the  purpose  of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other than as specified in the  preceding two  sentences,  the  amendment  shall  require  either (a) a letter  from each  Rating  Agency to the  effect  that such  amendment  will not cause a Rating  Event,  or (b) the consent of  Certificateholders  of a majority of the  Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on any  Certificate  without the consent of all
Certificateholders   affected   thereby,   or  (ii)  reduce  the   aforesaid   percentage   of   Certificates   the
Certificateholders  of  which  are  required  to  consent  to  any  such  amendment  without  the  consent  of  the
Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Class SB  Certificate is registerable in the Certificate  Register upon surrender of this Class SB  Certificate for registration  of transfer at the Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written instrument of transfer in form  satisfactory  to the Certificate  Registrar duly executed by the  Certificateholder hereof  or  such  Certificateholder's  attorney  duly  authorized  in  writing,  and  thereupon  one  or  more  new
Certificates  of authorized  denominations  evidencing the same  Class and  aggregate  Percentage  Interest will be issued to the  designated  transferee.  The initial  Certificate  Registrar  appointed  under the  Agreement is the
Owner Trustee.

         Except  as  provided  in  the  Agreement,   the  Class SB   Certificates  are  issuable  only  in  minimum
denominations  of a 10.0000%  Percentage  Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth,  the Class SB
Certificates  are  exchangeable  for new Class SB  Certificates  of authorized  denominations,  as requested by the
Certificateholder surrendering the same.  This Class SB Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Class SB  Certificate  is  registered  as the owner hereof for all  purposes,  and none of the Owner  Trustee,  the
Certificate  Paying  Agent,  the  Certificate  Registrar  or any such agent  shall be affected by any notice to the contrary.

         This Class SB  Certificate  shall be governed by and construed in accordance with the laws of the State of
Delaware.

         The  obligations  created by the Agreement in respect of this Class SB  Certificate  and the Trust created thereby  shall  terminate  upon the final  distribution  of all moneys or other  property  or proceeds of the Trust
Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee, or an authenticating  agent by manual signature,  this Class SB Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Class SB Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely as
                                                                   Owner Trustee

Dated: October 26, 2007                                   By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:__________________________________________________
                 Authorized Signatory

or __________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

____________________________________________________________________________________________________________________
                                           (name and address of assignee)

____________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the  Certificate  Registrar,  with full power of  substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

_______________________
*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________

for    the     account    of ________________________________________________________, account number _____________,

____________________________, or, if mailed by check, to_____________________________.

         Applicable statements should be mailed to __________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                     EXHIBIT B

                                               CERTIFICATE OF TRUST

                                                        OF

                                       GMACM HOME EQUITY LOAN TRUST 2007-HE3

         THE UNDERSIGNED,  Wilmington Trust Company,  as owner trustee (the "Trustee"),  for the purpose of forming a statutory trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  GMACM HOME EQUITY LOAN TRUST 2007-HE3

         2.       The name and  business  address of the Trustee of the  statutory  trust in the State  Delaware is
Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

         3.       The  statutory  trust  reserves  the right to amend,  alter,  change,  or  repeal  any  provision contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE  UNDERSIGNED,  being the Trustee  hereinbefore  named,  for the  purpose of forming a statutory  trust pursuant to the  provisions  of the Delaware  Statutory  Trust Act,  does make this  certificate  of trust,  hereby declaring  and  further  certifying  that  this is its act  and  deed  and  that to the  best of the  undersigned's knowledge and belief the facts herein stated are true.

                                                          WILMINGTON TRUST COMPANY,
                                                              not in its individual capacity but solely as owner
                                                              trustee under the trust agreement to be dated as of
                                                              October 26, 2007

                                                          By:____________________________________________________
                                                              Name:
                                                              Title:

Dated:  October 26, 2007

                                                     EXHIBIT C

                                   [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                              Description of Rule 144A Securities, including numbers:

                              _______________________________________________________
                              _______________________________________________________
                              _______________________________________________________
                              _______________________________________________________

         The  undersigned  seller,  as  registered  holder  (the  "Seller"),  intends  to  transfer  the Rule  144A
Securities described above to the undersigned buyer (the "Buyer").

         1.       In  connection  with such transfer and in accordance  with the  agreements  pursuant to which the
Rule 144A Securities were issued,  the Seller hereby certifies the following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities, any  interest in the Rule 144A  Securities  or any other  similar  security  to, or  solicited  any offer to buy or accept a  transfer,  pledge  or other  disposition  of the Rule  144A  Securities,  any  interest  in the Rule 144A
Securities  or any other similar  security  from,  or otherwise  approached or negotiated  with respect to the Rule
144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security with, any person in any manner,  or made any general  solicitation  by means of general  advertising  or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A Securities  under the Securities Act of 1933, as amended  (the "1933  Act"),  or that would  render the  disposition  of the Rule 144A  Securities a violation of
Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the Seller has not offered the Rule
144A Securities to any person other than the Buyer or another  "qualified  institutional  buyer" as defined in Rule
144A under the 1933 Act.

         2.       The Buyer warrants and  represents  to, and covenants  with, the Owner Trustee and the Depositor, pursuant  to  Section  3.05 of the  Trust  Agreement  dated as of  October  26,  2007  (the  "Agreement"),  between
Residential Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as follows:

                  a. The Buyer  understands  that the Rule 144A Securities have not been registered  under the 1933
         Act or the securities laws of any state.

                  b. The Buyer considers  itself a substantial,  sophisticated  institutional  investor having such knowledge and  experience in financial  and business  matters that it is capable of evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been  furnished with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d. Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities,  any interest in the Rule
         144A  Securities  or any other  similar  security  with,  any person in any  manner,  or made any  general solicitation  by means of general  advertising  or in any other manner,  or taken any other  action,  that would  constitute a distribution of the Rule 144A  Securities  under the 1933 Act or that would render the disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration pursuant  thereto,  nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in Rule 144A under the 1933 Act and has completed  either of the forms of  certification  to that effect  attached  hereto as
         Annex 1 or Annex 2. The Buyer is aware that the sale to it is being  made in  reliance  on Rule 144A.  The
         Buyer is  acquiring  the Rule 144A  Securities  for its own  account or the  accounts  of other  qualified institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person  reasonably  believed to be a qualified  institutional  buyer that  purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another  exemption from registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                                    a.  The  Buyer  is not  any  employee  benefit  plan  subject  to the  Employee
                  Retirement  Income Security Act of 1974, as amended  ("ERISA"),  or the Internal  Revenue Code of
                  1986, as amended (the "Code"),  a Person acting,  directly or  indirectly,  on behalf of any such plan or any Person  acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.  The Buyer will provide the Depositor,  the Owner Trustee,  the  Certificate
                  Registrar  and  the  Servicer  with  either:  (x) an  opinion  of  counsel,  satisfactory  to the
                  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Servicer,  to the effect that the  purchase  and holding of a  Certificate  by or on behalf of the Buyer is  permissible  under applicable  law, will not constitute or result in a prohibited  transaction  under Section 406 of
                  ERISA or Section 4975 of the Code (or  comparable  provisions of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee, the Certificate  Registrar or the Servicer to
                  any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee, the Certificate  Registrar or the Servicer;  or (y)
                  in lieu of such  opinion  of  counsel,  a  certification  in the form of  Exhibit  G to the Trust
                  Agreement; and

                  (ii)     the  Buyer is  familiar  with the  prohibited  transaction  restrictions  and  fiduciary responsibility  requirements  of  Sections  406  and  407 of  ERISA  and  Section  4975  of the  Code  and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made in this paragraph 3.

         This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto  on separate  counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts, together, shall constitute one and the same document.

         Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in
Appendix A to the Indenture dated as of October 26, 2007 between the Trust and the Indenture Trustee.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

_____________________________________                       ___________________________________________
Print Name of Seller                                        Print Name of Buyer

By:__________________________________                       By:________________________________________
   Name:                                                       Name:
   Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No._________________________________                        No.________________________________________

Date:_______________________________                        Date:______________________________________

                                                                                               ANNEX 1 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                              [For Buyers Other Than Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this certification is attached:

         1.       As indicated  below,  the  undersigned is the President,  Chief  Financial  Officer,  Senior Vice
President or other executive officer of the Buyer.

         2.       In connection  with  purchases by the Buyer,  the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933  ("Rule  144A")  because  (i) the Buyer  owned
and/or invested on a discretionary basis $                                (1) in   securities   (except   for   the
excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year (such  amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

         ______   Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan  association or similar  institution),  Massachusetts or similar statutory trust,  partnership,  or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

         ______   Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any state,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is supervised by the state or territorial  banking  commission or similar official or is a foreign  bank or  equivalent  institution,  and (b) has an audited  net worth of at least
                  $25,000,000  as  demonstrated  in its  latest  annual  financial  statements,  a copy of which is attached hereto.

         ______   Savings  and  Loan.  The  Buyer  (a)  is a  savings  and  loan  association,  building  and  loan
                  association,   cooperative  bank,  homestead   association  or  similar  institution,   which  is
                  supervised  and  examined  by a state  or  federal  authority  having  supervision  over any such institutions or is a foreign savings and loan  association or equivalent  institution and (b) has an audited net worth of at least  $25,000,000  as  demonstrated  in its latest  annual  financial statements.

         ______   Broker-Dealer.  The  Buyer  is a dealer  registered  pursuant  to  Section  15 of the  Securities
                  Exchange Act of 1934, as amended.

         ______   Insurance  Company.  The Buyer is an insurance  company  whose primary and  predominant  business activity is the  writing of  insurance  or the  reinsuring  of risks  underwritten  by  insurance companies  and  which is  subject  to  supervision  by the  insurance  commissioner  or a similar official or agency of a state or territory or the District of Columbia.

         ______   State or Local Plan. The Buyer is a plan  established  and  maintained by a state,  its political subdivisions,  or any agency or instrumentality of the state or its political  subdivisions,  for the benefit of its employees.

         ______   ERISA  Plan.  The  Buyer  is an  employee  benefit  plan  within  the  meaning  of Title I of the
                  Employee Retirement Income Security Act of 1974, as amended.

         ______   Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the  Investment
                  Advisers Act of 1940. as amended.

         ______   SBIC.  The Buyer is a Small  Business  Investment  Company  licensed by the U.S.  Small  Business
                  Administration  under  Section  301(c) or (d) of the Small  Business  Investment  Act of 1958, as
                  amended.

         ______   Business  Development  Company.  The  Buyer is a  business  development  company  as  defined  in
                  Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         ______   Trust  Fund.  The  Buyer is a trust  fund  whose  trustee  is a bank or trust  company  and whose participants  are  exclusively  (a) plans  established  and maintained by a state,  its political subdivisions,  or any agency or instrumentality of the state or its political  subdivisions,  for the benefit of its  employees,  or (b)  employee  benefit  plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, as amended,  but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated with the Buyer,  (ii)  securities that are part of an unsold  allotment to or subscription by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates  of deposit,  (iv) loan  participations,  (v)
repurchase  agreements,  (vi) securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

         4.       For purposes of  determining  the  aggregate  amount of  securities  owned  and/or  invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did not include any of the securities  referred to in the preceding  paragraph.  Further,  in determining  such aggregate  amount,  the
Buyer  may have  included  securities  owned by  subsidiaries  of the  Buyer,  but  only if such  subsidiaries  are consolidated with the Buyer in its financial  statements  prepared in accordance with generally accepted accounting principles and if the  investments of such  subsidiaries  are managed under the Buyer's  direction.  However,  such securities were not included if the Buyer is a majority-owned,  consolidated  subsidiary of another  enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

         5.       The Buyer  acknowledges  that it is familiar with Rule 144A and understands that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will  continue to rely on the  statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                _______        ______       Will the Buyer be purchasing the Rule 144A
                  Yes            No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing  question is "no",  the Buyer agrees that, in connection  with any purchase of  securities  sold to the Buyer for the account of a third party  (including  any  separate  account) in reliance  on Rule  144A,  the Buyer  will only  purchase  for the  account  of a third  party that at the time is a
"qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken  other  appropriate  steps  contemplated  by Rule 144A to conclude  that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this  certification  is made of any changes in the information and conclusions  herein.  Until such notice is given,  the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                          ___________________________________________
                                                          Print Name of Buyer

                                                          By:________________________________________
                                                             Name:
                                                             Title:

                                                          Date:______________________________________

______________________
(1) Buyer must own and/or invest on a discretionary  basis at least  $100,000,000  in securities  unless Buyer is a dealer,  and,  in that  case,  Buyer  must own  and/or  invest on a  discretionary  basis at least  $10,000,000  in securities.

                                                                                               ANNEX 2 TO EXHIBIT C

                             QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                               [For Buyers That Are Registered Investment Companies]

         The undersigned  hereby  certifies as follows in connection  with the Rule 144A Investment  Representation to which this certification is attached:

         1.       As indicated  below,  the undersigned is the President,  Chief  Financial  Officer or Senior Vice
President of the Buyer or, if the Buyer is a "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule  144A")  because  Buyer is part of a Family of  Investment  Companies (as defined below), is such an officer of the Adviser.

         2.       In  connection  with  purchases  by Buyer,  the  Buyer is a  "qualified  institutional  buyer" as defined in Rule 144A because (i) the Buyer is an investment  company  registered  under the Investment  Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least
$100,000,000  in  securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's
Family of Investment Companies, the cost of such securities was used.

                  _______  The Buyer owned  $_______________________________________ in securities  (other than the excluded  securities  referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  _______  The Buyer is part of a Family  of  Investment  Companies  which  owned in the  aggregate
                           $______________________________ in  securities  (other  than  the  excluded   securities
                           referred to below) as of the end of the Buyer's  most  recent  fiscal year (such  amount being calculated in accordance with Rule 144A).

         3.       The  term  "Family  of  Investment  Companies"  as  used  herein  means  two or  more  registered investment  companies (or series  thereof) that have the same  investment  adviser or investment  advisers that are affiliated  (by virtue of being majority owned  subsidiaries  of the same parent or because one investment  adviser is a majority owned subsidiary of the other).

         4.       The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are affiliated  with the Buyer or are part of the Buyer's Family of Investment  Companies,  (ii) bank deposit notes and certificates of deposit, (iii) loan participations,  (iv) repurchase  agreements,  (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

         5.       The Buyer is  familiar  with Rule 144A and  understands  that each of the  parties  to which this certification  is made are relying  and will  continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the Buyer will only  purchase  for the Buyer's own account.

         6.       The  undersigned  will  notify  each of the  parties to which this  certification  is made of any changes  in the  information  and  conclusions  herein.  Until  such  notice,  the  Buyer's  purchase  of Rule 144A
Securities  will  constitute  a  reaffirmation  of this  certification  by the  undersigned  as of the date of such purchase.

                                                          _______________________________________________
                                                          Print Name of Buyer

                                                          By:____________________________________________
                                                              Name:
                                                              Title:

                                                          IF AN ADVISER:

                                                          _______________________________________________
                                                          Print Name of Buyer

                                                          Date:__________________________________________

                                                     EXHIBIT D

                                      FORM OF INVESTOR REPRESENTATION LETTER

_____________________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.,
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE3

Ladies and Gentlemen:

                  ___________________  (the  "Purchaser")  intends to  purchase  from _____________________________
(the "Seller") ____________% Certificate  Percentage Interest of the Class [__] Certificates,  Series 2007-HE3 (the
"Certificates"),  issued  pursuant to the Trust  Agreement  dated as of October  26, 2007 (the "Trust  Agreement"), between  Residential  Asset Mortgage  Products,  Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee (the "Owner  Trustee"),  as acknowledged  and agreed by The Bank of New York Trust Company,  N.A., as  Certificate  Registrar.  Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed  thereto in Appendix A to the Indenture dated as of October 26, 2007,  between the Trust and the Indenture
Trustee.  The Purchaser  hereby  certifies,  represents and warrants to, and covenants  with, the Depositor and the
Certificate Registrar that:

                  1.       The  Purchaser  understands  that  (a) the  Certificates  have  not been and will not be registered  or  qualified  under  the  Securities  Act of 1933,  as  amended  (the  "Act"),  or any  state securities  law,  (b) the Company is not  required to so  register  or qualify the  Certificates,  (c) the
         Certificates  may be resold only if registered and qualified  pursuant to the provisions of the Act or any state securities law, or if an exemption from such  registration and  qualification is available,  (d) the
         Trust  Agreement  contains   restrictions   regarding  the  transfer  of  the  Certificates  and  (e)  the
         Certificates will bear a legend to the foregoing effect.

                  2.       The  Purchaser is acquiring the  Certificates  for its own account for  investment  only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an
         "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been  furnished  with,  and has had an opportunity to review a copy of the Trust Agreement and such other  information  concerning the  Certificates,  the Mortgage Loans and the
         Depositor as has been  requested by the Purchaser  from the Depositor or the Seller and is relevant to the
         Purchaser's  decision to purchase the  Certificates.  The  Purchaser  has had any  questions  arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

                  5.       The  Purchaser  has not and  will not nor has it  authorized  or will it  authorize  any person to (a) offer, pledge,  sell, dispose of or otherwise transfer any Certificate,  any interest in any
         Certificate  or any other  similar  security to any person in any manner,  (b) solicit any offer to buy or to accept a pledge,  disposition of other transfer of any Certificate,  any interest in any Certificate or any other  similar  security  from any person in any manner,  (c)  otherwise  approach or  negotiate  with respect to any  Certificate,  any  interest in any  Certificate  or any other  similar  security  with any person in any manner,  (d) make any general  solicitation by means of general  advertising or in any other manner  or (e) take any other  action,  that (as to any of (a)  through  (d)  above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition of any  Certificate a violation  of Section 5 of the Act or any state  securities  law, or that would  require  registration  or
         qualification   pursuant  thereto.  The  Purchaser  will  not  sell  or  otherwise  transfer  any  of  the
         Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                                    a.      The  Purchaser  is  not  any  employee  benefit  plan  subject  to  the
                  Employee  Retirement Income Security Act of 1974, as amended  ("ERISA"),  or the Internal Revenue
                  Code of 1986, as amended (the "Code"),  a Person  acting,  directly or  indirectly,  on behalf of any such plan or any Person acquiring such  Certificates  with "plan assets" of a Plan within the meaning of the Department of Labor Regulations Section 2510.3-101; or

                                    b.      The  Purchaser  will  provide the  Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar and the Servicer with either:  (x) an opinion of counsel,  satisfactory to the  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Servicer,  to the effect that the purchase and holding of a Certificate  by or on behalf of the  Purchaser is  permissible under  applicable  law, will not constitute or result in a prohibited  transaction  under Section
                  406  of  ERISA  or  Section  4975  of the  Code  (or  comparable  provisions  of  any  subsequent enactments) and will not subject the Depositor,  the Owner Trustee, the Certificate  Registrar or
                  the Servicer to any obligation or liability  (including  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
                  Servicer;  or (y) in lieu of such opinion of counsel,  a  certification  in the form of Exhibit G to the Trust Agreement; and

                           (ii)  the  Purchaser  is  familiar  with the  prohibited  transaction  restrictions  and fiduciary  responsibility  requirements  of Sections 406 and 407 of ERISA and Section 4975 of the Code and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          _____________________________________

                                                          By:__________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT E

                                     FORM OF TRANSFEROR REPRESENTATION LETTER

_____________________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE3

Ladies and Gentlemen:

         ____________________________ (the  "Purchaser")  intends  to  purchase  from _________________________(the
"Seller") a ______%  Percentage  Interest of  Certificates  of the Class [__]  Certificates,  Series  2007-HE3 (the
"Certificates"),  issued  pursuant to the Trust  Agreement  dated as of October  26, 2007 (the "Trust  Agreement"), between  Residential Asset Mortgage Products,  Inc., as depositor (the "Depositor"),  and Wilmington Trust Company, as owner trustee (the "Owner  Trustee"),  as acknowledged  and agreed by The Bank of New York Trust Company,  N.A., as  Certificate  Registrar.  Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed  thereto in Appendix A to the Indenture dated as of October 26, 2007,  between the Trust and the Indenture
Trustee.  The Seller  hereby  certifies,  represents  and warrants to, and  covenants  with,  the Depositor and the
Certificate Registrar that:

         Neither  the Seller  nor  anyone  acting on its behalf has (a)  offered,  pledged,  sold,  disposed  of or otherwise  transferred  any  Certificate,  any interest in any  Certificate  or any other  similar  security to any person in any manner,  (b) has solicited any offer to buy or to accept a pledge,  disposition  or other transfer of any Certificate,  any interest in any Certificate or any other similar security from any person in any manner,  (c)
has otherwise  approached or negotiated  with respect to any  Certificate,  any interest in any  Certificate or any other similar  security with any person in any manner,  (d) has made any general  solicitation  by means of general advertising  or in any other manner,  or (e) has taken any other action,  that (as to any of (a) through (e) above)
would  constitute a distribution  of the  Certificates  under the  Securities  Act of 1933 (the "Act"),  that would render the  disposition  of any  Certificate  a violation of Section 5 of the Act or any state  securities  law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to any  Certificate.  The Seller has not and will not sell or otherwise transfer any of the  Certificates,  except in compliance with the provisions of the Trust Agreement.

                                                          Very truly yours,

                                                          ________________________________________
                                                          (Seller)

                                                          By:_____________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT F

                                     FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This  Certificate  of  Non-Foreign  Status is delivered  pursuant to Section  3.05 of the trust  agreement dated as of October 26, 2007 (the "Trust  Agreement"),  between  Residential  Asset  Mortgage  Products,  Inc.,  as depositor (the  "Depositor"),  and Wilmington Trust Company,  as owner trustee,  in connection with the acquisition of,  transfer to or possession  by the  undersigned,  whether as  beneficial  owner (the  "Beneficial  Owner"),  or nominee on behalf of the  Beneficial  Owner of GMACM Home Equity  Loan-Backed  Certificates,  Series  2007-HE3 (the
"Certificates").  Capitalized  terms used herein that are not otherwise  defined  shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of October 26, 2007, between the Trust and the Indenture Trustee.

         Each  holder  must  complete  Part I, Part II (if the  holder  is a  nominee),  and in all cases  sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the  provisions  of Sections  871, 881 or 1446 of the  Internal  Revenue Code
(relating  to  withholding  tax on  foreign  partners)  do not apply in  respect  of the  Certificates  held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial  Owner is ) not a non-resident  alien for purposes of U.S.
                                    income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       My  (the  Beneficial  Owner's)  U.S.  taxpayer  identification  number  (Social
                                    Security Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       _____________________________ (Name of the  Beneficial  Owner) is not a foreign corporation,  foreign  partnership,  foreign trust or foreign  estate (as those terms are defined in the Code and Treasury Regulations;

                           2..      The  Beneficial   Owner's  office  address  and  place  of  incorporation   (if
                                    applicable) is

                                    ____________________________________________
                                    ____________________________________________
                                    ____________________________________________; and

                           3.       The   Beneficial    Owner's   U.S.    employer    identification    number   is
                                                                      .

Part II -         Nominees

         If the  undersigned  is the  nominee  for the  Beneficial  Owner,  the  undersigned  certifies  that  this
Certificate has been made in reliance upon information contained in:

                  ______ an IRS Form W-9

                  ______ a form such as this or substantially similar

provided to the undersigned by an appropriate  person and (i) the  undersigned  agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes  obsolete,  and (ii) in connection with change in Beneficial  Owners,  the  undersigned  agrees to submit a new  Certificate  of  Non-Foreign  Status to the Trust
promptly after such change.

Part III -        Declaration

         The undersigned,  as the Beneficial  Owner or a nominee  thereof,  agrees to notify the Trust within sixty
(60) days of the date that the Beneficial  Owner becomes a foreign person.  The undersigned  understands  that this certificate  may be  disclosed  to the  Internal  Revenue  Service by the Trust and any false  statement  contained therein could be punishable by fines, imprisonment or both.

         Under  penalties  of  perjury,  I declare  that I have  examined  this  certificate  and to the best of my knowledge  and belief it is true,  correct and complete  and will  further  declare that I will inform the Trust of any change in the information  provided above, and, if applicable,  I further declare that I have the authority* to sign this document.

_____________________________________________________________
                         Name

_____________________________________________________________
                 Title (if applicable)

_____________________________________________________________
                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                     EXHIBIT G

                                        FORM OF ERISA REPRESENTATION LETTER

_______________________,______

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
1100 Virginia Drive
Fort Washington, Pennsylvania 19034

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE3

Dear Sirs:

          __________________________________________________ (the    "Transferee")    intends   to   acquire   from
_____________________________________ (the  "Transferor")  a _________%  Percentage  Interest  of GMACM Home Equity
Loan-Backed  Certificates,  Series 2007-HE3 (the "Certificates"),  issued pursuant to a trust agreement dated as of
October 26, 2007,  between  Residential  Asset  Mortgage  Products,  Inc.,  as  depositor  (the  "Depositor"),  and
Wilmington  Trust  Company,  as owner  trustee (the "Owner  Trustee").  Capitalized  terms used herein that are not otherwise  defined shall have the meanings  ascribed thereto in Appendix A to the indenture dated as of October 26,
2007, between the Trust and the Indenture Trustee.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar and the Servicer that:

         The  Certificates  (i) are not being  acquired by, and will not be  transferred  to, any employee  benefit plan within the  meaning of Section  3(3) of the  Employee  Retirement  Income  Security  Act of 1974,  as
         amended  ("ERISA"),  or  other  retirement  arrangement,  including  individual  retirement  accounts  and annuities,  Keogh plans and bank  collective  investment  funds and insurance  company general or separate accounts in which such plans,  accounts or  arrangements  are invested,  that is subject to Section 406 of
         ERISA or  Section  4975 of the  Internal  Revenue  Code of  1986,  as  amended  (the  "Code")  (any of the foregoing,  a "Plan"),  (ii) are not being acquired with "plan assets" of a Plan within the meaning of the
         Department of Labor ("DOL")  Regulations  Section  2510.3-101,  and (iii) will not be  transferred  to any entity that is deemed to be investing  in plan assets  within the meaning of the DOL  Regulations  Section
         2510.3-101.

                  The  Transferee  is  familiar  with  the  prohibited   transaction   restrictions  and  fiduciary
         responsibility  requirements  of  Sections  406  and  407 of  ERISA  and  Section  4975  of the  Code  and
         understands  that each of the parties to which this  certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                         ______________________________________

                                                          By:__________________________________
                                                              Name:
                                                              Title:

                                                     EXHIBIT H

                                           FORM OF REPRESENTATION LETTER

_______________________,____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage, LLC
1100 Virginia Drive
Fort Washington, Pennsylvania 19034

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2007-HE3

Dear Sirs:

          _______________________________________________ (the    "Transferee")    intends    to    acquire    from
___________________________________________ (the "Transferor") a ______%  Percentage  Interest of GMACM Home Equity
Loan-Backed  Certificates,  Series 2007-HE3 (the "Certificates"),  issued pursuant to a trust agreement dated as of
October  26,  2007  (the  "Trust  Agreement"),  Residential  Asset  Mortgage  Products,  Inc.,  as  depositor  (the
"Depositor"),  and Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise  defined shall have the meanings  ascribed  thereto in Appendix A to the indenture  dated as of October 26, 2007, between the Trust and the Indenture Trustee.

         The  Transferee  hereby  certifies,  represents and warrants to, and covenants  with,  the Depositor,  the
Owner Trustee, the Certificate Registrar and the Servicer that:

                  (1)      the  Transferee  is acquiring  the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                  (2)      the Transferee is not a partnership,  grantor trust or S corporation  for federal income tax purposes,  or, if the Transferee is a partnership,  grantor trust or S corporation  for federal income tax purposes,  the Certificates  are not more than 50% of the assets of the partnership,  grantor trust or
         S corporation.

                                                          Very truly yours,

                                                          ___________________________________________

                                                          By:________________________________________
                                                              Name:
                                                              Title:

                                                    EXHIBIT I-1

                                            FORM OF CLASS R-I CERTIFICATE
THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND
THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT THE  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION  OF THE  UNITED  STATES,  OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT SELECTED BY
SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL   ORGANIZATION,   OR  ANY  AGENCY  OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-I Certificate

Percentage Interest: 100%

Cut-Off Date:  October 1, 2007

Date of Trust Agreement: October 26, 2007

First Payment Date:  November 26, 2007

Final Payment Date:  October 25, 2037

                            GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust
                      2007-HE3 (the "Trust"), the property of which consists primarily of the
                                                  Mortgage Loans.

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee
or any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any  governmental  agency  or instrumentality or by the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee or any
of their affiliates.  None of the Depositor,  the Seller, the Servicer,  the Indenture Trustee or the Owner Trustee
or any of their  Affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that GMAC Mortgage,  LLC is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof) in certain  distributions  with  respect to the
Trust Estate,  consisting  primarily of the Mortgage Loans,  created by Residential Asset Mortgage  Products,  Inc.
(the  "Depositor").  The Trust (as defined  herein) was created  pursuant to a trust  agreement dated as of October
26, 2007 (as amended and  supplemented  from time to time, the  "Agreement"),  between the Depositor and Wilmington
Trust  Company,  as owner  trustee  (the "Owner  Trustee,"  which term  includes  any  successor  entity  under the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  Capitalized  terms used  herein  that are not  otherwise  defined  shall  have the  meanings  ascribed  thereto  in  Appendix A to the indenture dated as of October 26, 2007,  between the Trust and the Indenture  Trustee.  This  Certificate is issued under  and is  subject  to the  terms,  provisions  and  conditions  of  the  Agreement,  to  which  Agreement  the
Certificateholder   of  this   Certificate  by  virtue  of  the  acceptance   hereof  assents  and  by  which  such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each March,  June,
September  and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the
"Payment  Date"),  commencing  on the  first  Payment  Date  specified  above,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the last day (or if such last day is not a Business  Day, the  Business  Day  immediately  preceding  such  last day) of the month  immediately  preceding  the month of such distribution (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the  Percentage  Interest  stated on the face  hereon) of the  amount,  if any,  required to be  distributed  to
Certificateholders  of  Certificates  on such  Payment  Date.  Distributions  on this  Certificate  will be made as
provided  in  the  Agreement  by  the   Certificate   Paying  Agent  by  wire  transfer  or  check  mailed  to  the
Certificateholder  of record in the Certificate  Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution  and only upon  presentation  and surrender of this  Certificate at the Corporate  Trust Office of the
Certificate Registrar.  This Certificate has no Certificate Balance.

         Each  Certificateholder  of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the  Indenture  Trustee of,  among other things,  an  affidavit  to the  effect  that it is a United  States  Person  and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions will be  absolutely  null and void and will vest no  rights in the  purported  transferee,  and (iv) if any  person other than a United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion  and without notice to the  Certificateholder  of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the
Depositor,  which purchaser may be the Depositor,  or any affiliate of the Depositor,  on such terms and conditions as the Depositor may choose.

         No transfer of this Class R-I  Certificate  will be made unless the Indenture  Trustee has received either
(i) an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Servicer with respect to the  permissibility  of such transfer under the Employee  Retirement  Income  Security
Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the "Code") and stating,  among other  things,  that the  transferee's  acquisition  of a Class R  Certificate  will not  constitute or result in a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter,  in the form as  described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (a "Plan"),  or
any other person  (including an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated  as GMACM Home  Equity
Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit  in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The   Certificateholder  of  this  Certificate   acknowledges  and  agrees  that  its  rights  to  receive
distributions  in respect of this  Certificate  are  subordinated  to the rights of the Noteholders as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor,  or join in any  institution  against the
Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings, or other  proceedings  under any United  States  federal or state  bankruptcy  or similar law in  connection  with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by an Opinion of Counsel to the Owner  Trustee to the effect  that such  amendment  complies  with the provisions  of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent  of any  Certificateholder,  but the Owner
Trustee shall be furnished  with a letter from each Rating Agency to the effect that such  amendment will not cause a Rating  Event.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time  that any  Security  is  Outstanding,  it shall  not be  necessary  to obtain  the  consent  of the any
Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is
necessary  or  helpful  to  prevent  the  imposition  of  such  taxes  and  is  not   materially   adverse  to  any
Certificateholder.  If the  purpose  of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other than as specified in the  preceding two  sentences,  the  amendment  shall  require  either (a) a letter  from each  Rating  Agency to the  effect  that such  amendment  will not cause a Rating  Event,  or (b) the consent of  Certificateholders  of a majority of the  Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on any  Certificate  without the consent of all
Certificateholders   affected   thereby,   or  (ii)  reduce  the   aforesaid   percentage   of   Certificates   the
Certificateholders  of  which  are  required  to  consent  to  any  such  amendment  without  the  consent  of  the
Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is  registerable  in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory to the Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued  to the  designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations  of a
10.0000%  Percentage  Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new  Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created  thereby shall  terminate  upon the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Class R-I Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely as
                                                                   Owner Trustee

Dated: October 26, 2007                                   By:____________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:___________________________________________________
                 Authorized Signatory

or __________________________________________________,
         as Authenticating Agent of the Trust

By:___________________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

___________________________________________________________________________________________________________________
                                           (name and address of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the  Certificate  Registrar,  with full power of  substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

____________________
*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for    the     account    of ____________________________________________, account number _________________, or, if mailed by check, to ______________________________________.

         Applicable statements should be mailed to ___________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                    EXHIBIT I-2

                                          FORM OF CLASS R-II CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND
THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT THE  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION  OF THE  UNITED  STATES,  OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT SELECTED BY
SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL   ORGANIZATION,   OR  ANY  AGENCY  OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-II Certificate

Percentage Interest: 100%

Cut-Off Date:  October 1, 2007

Date of Trust Agreement:  October 26, 2007

First Payment Date:  November 26, 2007

Final Payment Date: October 25, 2037

                            GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust
                      2007-HE3 (the "Trust"), the property of which consists primarily of the
                                                  Mortgage Loans.

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee
or any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any  governmental  agency  or instrumentality or by the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee or any
of their affiliates.  None of the Depositor,  the Seller, the Servicer,  the Indenture Trustee or the Owner Trustee
or any of their  Affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that GMAC Mortgage,  LLC is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof) in certain  distributions  with  respect to the
Trust Estate,  consisting  primarily of the Mortgage Loans,  created by Residential Asset Mortgage  Products,  Inc.
(the  "Depositor").  The Trust (as defined  herein) was created  pursuant to a trust  agreement dated as of October
26, 2007 (as amended and  supplemented  from time to time, the  "Agreement"),  between the Depositor and Wilmington
Trust  Company,  as owner  trustee  (the "Owner  Trustee,"  which term  includes  any  successor  entity  under the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  Capitalized  terms used  herein  that are not  otherwise  defined  shall  have the  meanings  ascribed  thereto  in  Appendix A to the indenture dated as of October 26, 2007,  between the Trust and the Indenture  Trustee.  This  Certificate is issued under  and is  subject  to the  terms,  provisions  and  conditions  of  the  Agreement,  to  which  Agreement  the
Certificateholder   of  this   Certificate  by  virtue  of  the  acceptance   hereof  assents  and  by  which  such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each March,  June,
September  and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the
"Payment  Date"),  commencing  on the  first  Payment  Date  specified  above,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the last day (or if such last day is not a Business  Day, the  Business  Day  immediately  preceding  such  last day) of the month  immediately  preceding  the month of such distribution (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the  Percentage  Interest  stated on the face  hereon) of the  amount,  if any,  required to be  distributed  to
Certificateholders  of  Certificates  on such  Payment  Date.  Distributions  on this  Certificate  will be made as
provided  in  the  Agreement  by  the   Certificate   Paying  Agent  by  wire  transfer  or  check  mailed  to  the
Certificateholder  of record in the Certificate  Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution  and only upon  presentation  and surrender of this  Certificate at the Corporate  Trust Office of the
Certificate Registrar. This Certificate has no Certificate Balance.

         Each  Certificateholder  of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the  Indenture  Trustee of,  among other things,  an  affidavit  to the  effect  that it is a United  States  Person  and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions will be  absolutely  null and void and will vest no  rights in the  purported  transferee,  and (iv) if any  person other than a United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion  and without notice to the  Certificateholder  of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the
Depositor,  which purchaser may be the Depositor,  or any affiliate of the Depositor,  on such terms and conditions as the Depositor may choose.

         No transfer of this Class R-II  Certificate will be made unless the Indenture  Trustee has received either
(i) an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the Depositor and the Servicer with respect to the  permissibility  of such transfer under the Employee  Retirement  Income  Security
Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the "Code") and stating,  among other  things,  that the  transferee's  acquisition  of a Class R  Certificate  will not  constitute or result in a non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter,  in the form as  described by the  Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (a "Plan"),  or
any other person  (including an investment  manager,  a named fiduciary or a trustee of any Plan) acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated  as GMACM Home  Equity
Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit  in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The   Certificateholder  of  this  Certificate   acknowledges  and  agrees  that  its  rights  to  receive
distributions  in respect of this  Certificate  are  subordinated  to the rights of the Noteholders as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor,  or join in any  institution  against the
Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings, or other  proceedings  under any United  States  federal or state  bankruptcy  or similar law in  connection  with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by an Opinion of Counsel to the Owner  Trustee to the effect  that such  amendment  complies  with the provisions  of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent  of any  Certificateholder,  but the Owner
Trustee shall be furnished  with a letter from each Rating Agency to the effect that such  amendment will not cause a Rating  Event.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time  that any  Security  is  Outstanding,  it shall  not be  necessary  to obtain  the  consent  of the any
Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is
necessary  or  helpful  to  prevent  the  imposition  of  such  taxes  and  is  not   materially   adverse  to  any
Certificateholder.  If the  purpose  of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other than as specified in the  preceding two  sentences,  the  amendment  shall  require  either (a) a letter  from each  Rating  Agency to the  effect  that such  amendment  will not cause a Rating  Event,  or (b) the consent of  Certificateholders  of a majority of the  Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on any  Certificate  without the consent of all
Certificateholders   affected   thereby,   or  (ii)  reduce  the   aforesaid   percentage   of   Certificates   the
Certificateholders  of  which  are  required  to  consent  to  any  such  amendment  without  the  consent  of  the
Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is  registerable  in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory to the Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued  to the  designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations  of a
10.0000%  Percentage  Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new  Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created  thereby shall  terminate  upon the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Class R-II Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely as
                                                                   Owner Trustee

Dated: October 26, 2007                                   By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:___________________________________________________
                 Authorized Signatory

or___________________________________________________,
         as Authenticating Agent of the Trust

By:___________________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

____________________________________________________________________________________________________________________
                                           (name and address of assignee)

____________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

____________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the  Certificate  Registrar,  with full power of  substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

_____________________________
*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for    the     account    of ___________________________________________, account number __________________, or, if mailed by check, to ______________________________.

         Applicable statements should be mailed to ___________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                    EXHIBIT I-3

                                          FORM OF CLASS R-III CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION
(AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE  PROVIDES EITHER A CERTIFICATION
PURSUANT TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND
THE  TRUSTEE  THAT THE  PURCHASE OF THIS  CERTIFICATE  WILL NOT  CONSTITUTE  OR RESULT IN A  NON-EXEMPT  PROHIBITED
TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT  INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION  4975 OF THE CODE AND WILL NOT  SUBJECT THE  SERVICER,  THE  COMPANY OR THE  TRUSTEE TO ANY  OBLIGATION  OR
LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY  RESALE,  TRANSFER  OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE  ONLY IF THE  PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT  TO THE  SERVICER  AND THE TRUSTEE  THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED
STATES,  ANY STATE OR  POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION  OF THE  UNITED  STATES,  OR ANY AGENCY OR
INSTRUMENTALITY  OF ANY OF THE  FOREGOING  (OTHER  THAN AN  INSTRUMENTALITY  WHICH IS A  CORPORATION  IF ALL OF ITS
ACTIVITIES  ARE SUBJECT TO TAX AND EXCEPT FOR THE FHLMC,  A MAJORITY OF ITS BOARD OF  DIRECTORS  IS NOT SELECTED BY
SUCH  GOVERNMENTAL  UNIT),  (B)  A  FOREIGN  GOVERNMENT,   ANY  INTERNATIONAL   ORGANIZATION,   OR  ANY  AGENCY  OR
INSTRUMENTALITY  OF EITHER OF THE  FOREGOING,  (C) ANY  ORGANIZATION  (OTHER  THAN  CERTAIN  FARMERS'  COOPERATIVES
DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY SECTION 511 OF THE CODE  (INCLUDING  THE TAX IMPOSED BY SECTION 511
OF THE CODE ON UNRELATED  BUSINESS  TAXABLE  INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES  DESCRIBED IN
SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY SUCH
PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B), (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT OF A DISQUALIFIED  ORGANIZATION,  (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN  ADDITIONAL  CONDITIONS  RELATING TO THE
FINANCIAL CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING  THE REGISTRATION IN THE CERTIFICATE  REGISTER OR
ANY TRANSFER,  SALE OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  TO A  DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A
DISQUALIFIED  ORGANIZATION,  SUCH  REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT  WHATSOEVER  AND
SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
TO, THE RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE  BY  ACCEPTANCE  OF THIS
CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

CLASS R-III Certificate

Percentage Interest: 100%

Cut-Off Date:  October 1, 2007

Date of Trust Agreement:  October 26, 2007

First Payment Date:  November 26, 2007

Final Payment Date: October 25, 2037

                            GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2007-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust
                      2007-HE3 (the "Trust"), the property of which consists primarily of the
                                                  Mortgage Loans.

         This  Certificate  is  payable  solely  from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee
or any of  their  Affiliates.  This  Certificate  is not  guaranteed  or  insured  by any  governmental  agency  or instrumentality or by the Depositor,  the Seller,  the Servicer,  the Indenture Trustee or the Owner Trustee or any
of their affiliates.  None of the Depositor,  the Seller, the Servicer,  the Indenture Trustee or the Owner Trustee
or any of their  Affiliates will have any obligation with respect to any  certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies that GMAC Mortgage,  LLC is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof) in certain  distributions  with  respect to the
Trust Estate,  consisting  primarily of the Mortgage Loans,  created by Residential Asset Mortgage  Products,  Inc.
(the  "Depositor").  The Trust (as defined  herein) was created  pursuant to a trust  agreement dated as of October
26, 2007 (as amended and  supplemented  from time to time, the  "Agreement"),  between the Depositor and Wilmington
Trust  Company,  as owner  trustee  (the "Owner  Trustee,"  which term  includes  any  successor  entity  under the
Agreement),  a summary of certain of the pertinent  provisions of which is set forth hereafter.  Capitalized  terms used  herein  that are not  otherwise  defined  shall  have the  meanings  ascribed  thereto  in  Appendix A to the indenture dated as of October 26, 2007,  between the Trust and the Indenture  Trustee.  This  Certificate is issued under  and is  subject  to the  terms,  provisions  and  conditions  of  the  Agreement,  to  which  Agreement  the
Certificateholder   of  this   Certificate  by  virtue  of  the  acceptance   hereof  assents  and  by  which  such
Certificateholder is bound.

         Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each March,  June,
September  and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the
"Payment  Date"),  commencing  on the  first  Payment  Date  specified  above,  to the  Person  in whose  name this
Certificate  is  registered  at the close of business  on the last day (or if such last day is not a Business  Day, the  Business  Day  immediately  preceding  such  last day) of the month  immediately  preceding  the month of such distribution (the "Record Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the  Percentage  Interest  stated on the face  hereon) of the  amount,  if any,  required to be  distributed  to
Certificateholders  of  Certificates  on such  Payment  Date.  Distributions  on this  Certificate  will be made as
provided  in  the  Agreement  by  the   Certificate   Paying  Agent  by  wire  transfer  or  check  mailed  to  the
Certificateholder  of record in the Certificate  Register without the presentation or surrender of this Certificate or the making of any notation hereon.

         Except as otherwise  provided in the Agreement and  notwithstanding  the above, the final  distribution on this  Certificate  will  be made  after  due  notice  by the  Certificate  Paying  Agent  of the  pendency  of such distribution  and only upon  presentation  and surrender of this  Certificate at the Corporate  Trust Office of the
Certificate Registrar. This Certificate has no Certificate Balance.

         Each  Certificateholder  of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the  Indenture  Trustee of,  among other things,  an  affidavit  to the  effect  that it is a United  States  Person  and  Permitted  Transferee,  (iii) any
attempted or purported  transfer of any Ownership  Interest in this  Certificate in violation of such  restrictions will be  absolutely  null and void and will vest no  rights in the  purported  transferee,  and (iv) if any  person other than a United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Depositor  will have the right,  in its sole  discretion  and without notice to the  Certificateholder  of this  Certificate,  to sell this  Certificate  to a purchaser  selected by the
Depositor,  which purchaser may be the Depositor,  or any affiliate of the Depositor,  on such terms and conditions as the Depositor may choose.

         No  transfer of this CLASS  R-III  Certificate  will be made  unless the  Indenture  Trustee has  received either  (i) an  opinion of  counsel  acceptable  to and in form and  substance  satisfactory  to the  Trustee,  the
Depositor  and the Servicer  with respect to the  permissibility  of such  transfer  under the Employee  Retirement
Income Security Act of 1974, as amended  ("ERISA"),  and Section 4975 of the Internal Revenue Code (the "Code") and
stating,  among other things,  that the  transferee's  acquisition of a Class R  Certificate will not constitute or result in a  non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code or (ii) a
representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee benefit or other plan  subject to the  prohibited  transaction  provisions  of ERISA or Section 4975 of the Code (a
"Plan"),  or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate  is one of a duly  authorized  issue of  Certificates  designated  as GMACM Home  Equity
Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The  Certificateholder of this Certificate,  by its acceptance hereof,  agrees that it will look solely to the funds on deposit  in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for payment  hereunder  and that neither the Owner Trustee in its  individual  capacity nor the Depositor is personally liable to the  Certificateholders  for any amount  payable  under this  Certificate  or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The   Certificateholder  of  this  Certificate   acknowledges  and  agrees  that  its  rights  to  receive
distributions  in respect of this  Certificate  are  subordinated  to the rights of the Noteholders as described in the Indenture.

         Each   Certificateholder,   by  its  acceptance  of  a   Certificate,   covenants  and  agrees  that  such
Certificateholder  will not at any time institute  against the Depositor,  or join in any  institution  against the
Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement, insolvency or liquidation proceedings, or other  proceedings  under any United  States  federal or state  bankruptcy  or similar law in  connection  with any obligations relating to the Certificates, the Notes, the Agreement or any of the other Basic Documents.

         The  Agreement  permits  the  amendment  thereof  as  specified  below,  provided  that any  amendment  be accompanied  by an Opinion of Counsel to the Owner  Trustee to the effect  that such  amendment  complies  with the provisions  of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate  any  inconsistency,  cure any ambiguity or deal with any matter not  covered,  it shall not be  necessary  to obtain the  consent  of any  Certificateholder,  but the Owner
Trustee shall be furnished  with a letter from each Rating Agency to the effect that such  amendment will not cause a Rating  Event.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time  that any  Security  is  Outstanding,  it shall  not be  necessary  to obtain  the  consent  of the any
Certificateholder,  but the Owner  Trustee  shall be furnished  with an Opinion of Counsel  that such  amendment is
necessary  or  helpful  to  prevent  the  imposition  of  such  taxes  and  is  not   materially   adverse  to  any
Certificateholder.  If the  purpose  of the  amendment  is to add or  eliminate  or  change  any  provision  of the
Agreement,  other than as specified in the  preceding two  sentences,  the  amendment  shall  require  either (a) a letter  from each  Rating  Agency to the  effect  that such  amendment  will not cause a Rating  Event,  or (b) the consent of  Certificateholders  of a majority of the  Percentage  Interests of the  Certificates  and the Indenture
Trustee;  provided,  however,  that no such  amendment  shall (i)  reduce in any manner the amount of, or delay the time of,  payments  received  that are required to be  distributed  on any  Certificate  without the consent of all
Certificateholders   affected   thereby,   or  (ii)  reduce  the   aforesaid   percentage   of   Certificates   the
Certificateholders  of  which  are  required  to  consent  to  any  such  amendment  without  the  consent  of  the
Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth,  the transfer of this
Certificate is  registerable  in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory to the Certificate  Registrar duly executed by the  Certificateholder  hereof or such
Certificateholder's  attorney duly authorized in writing,  and thereupon one or more new Certificates of authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be issued  to the  designated transferee.  The initial Certificate Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations  of a
10.0000%  Percentage  Interest and in integral  multiples of a 0.0001%  Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new  Certificates of authorized  denominations,  as requested by the  Certificateholder  surrendering the same.
This Certificate is issued in the Percentage Interest above.

         No service charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the  Certificate  Registrar  may require  payment of a sum  sufficient to cover any tax or  governmental  charge payable in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the  Certificate  Registrar and any agent of the Owner
Trustee,  the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the Person in whose name this
Certificate  is registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate
Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this  Certificate  and the Trust created  thereby shall  terminate  upon the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the certificate of authentication  hereon shall have been executed by an authorized  officer of the
Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                             [Signature Page Follows]

         IN WITNESS  WHEREOF,  the Owner Trustee,  on behalf of the Trust and not in its individual  capacity,  has caused this Class R-III Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2007-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely as
                                                                   Owner Trustee

Dated: October 26, 2007                                   By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:___________________________________________________
                 Authorized Signatory

or___________________________________________________,
         as Authenticating Agent of the Trust

By:___________________________________________________
                 Authorized Signatory

                                                    ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:__________________________________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

___________________________________________________________________________________________________________________
                                           (name and address of assignee)

___________________________________________________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________________________________________________________________________________
to transfer said  Certificate on the books of the  Certificate  Registrar,  with full power of  substitution in the premises.

Dated:
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

_______________________
*/ NOTICE:  The  signature  to this  assignment  must  correspond  with the name as it appears upon the face of the within  Certificate in every particular,  without  alteration,  enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                             DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
for    the     account    of __________________________________________________, account number ___________, or, if mailed by check, to ___________________________.

         Applicable statements should be mailed to __________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                    EXHIBIT J-1
                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )

                                        )    ss.:

COUNTY OF                               )
                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                              (1)           That  he  is  [Title  of  Officer]  of  [Name  of  Owner]   (record  or
beneficial owner of the GMACM Home Equity Loan-Backed  Certificates,  Series 2007-HE3,  Class R-[ ] (the "Owner")),
a  [savings   institution]   [corporation]   duly   organized  and  existing  under  the  laws  of  [the  State  of
                                    ]  [the  United  States],  on  behalf  of  which he makes  this  affidavit  and agreement.

                              (2)           That  the   Owner   (i)  is  not  and  will  not  be  a   "disqualified
organization" or an electing large  partnership as of [date of transfer] within the meaning of Sections  860E(e)(5)
and 775,  respectively,  of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code") or an  electing  large partnership  under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified  organization for so long as it retains its  ownership  interest in the  Class R-[ ]  Certificates,  and (iii) is  acquiring  the
Class R-[ ]  Certificates  for its own account or for the  account of another  Owner from which it has  received an affidavit and  agreement in  substantially  the same form as this  affidavit and  agreement.  (For this purpose,  a
"disqualified  organization"  means an electing large partnership under Section 775 of the Code, the United States, any state or political  subdivision  thereof,  any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the  activities of which are subject to tax and,  except for the Federal Home Loan Mortgage
Corporation,  a majority of whose  board of  directors  is not  selected  by any such  governmental  entity) or any foreign  government,  international  organization or any agency or  instrumentality  of such foreign  government or organization,  any rural  electric or telephone  cooperative,  or any  organization  (other than  certain  farmers'
cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

                              (3)           That the  Owner  is aware  (i) of the tax  that  would  be  imposed  on transfers of Class R  Certificates to disqualified  organizations or electing large  partnerships,  under the Code, that applies to all  transfers  of Class R  Certificates  after March 31, 1988;  (ii) that such tax would be on the transferor (or, with respect to transfers to electing large  partnerships,  on each such partnership),  or, if such transfer  is  through  an agent  (which  person  includes  a  broker,  nominee  or  middleman)  for a  disqualified organization,  on the  agent;  (iii) that the person  (other  than with  respect to  transfers  to  electing  large partnerships)  otherwise liable for the tax shall be relieved of liability for the tax if the transferee  furnishes to such person an affidavit that the transferee is not a  disqualified  organization  and, at the time of transfer, such  person  does  not have  actual  knowledge  that the  affidavit  is  false;  and  (iv)  that the  Class R-[  ]
Certificates  may be  "noneconomic  residual  interests"  within the  meaning of Treasury  regulations  promulgated pursuant to the Code and that the  transferor of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income on such  residual  interest,  unless no  significant  purpose of the transfer was to impede the assessment or collection of tax.

                              (4)           That the Owner is aware of the tax imposed on a  "pass-through  entity"
holding Class R  Certificates if either the pass-through  entity is an electing large partnership under Section 775 of the if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record  holder of an interest in such entity.  (For this  purpose,  a "pass  through  entity"  includes a regulated investment  company,  a real estate  investment  trust or common trust fund, a  partnership,  trust or estate,  and certain cooperatives.)

                              (5)           The  Owner  is  a  citizen  or  resident  of  the  United   States,   a
corporation,  partnership  or other entity  created or organized in, or under the laws of, the United States or any political  subdivision  thereof  (except  in  the  case  of a  partnership,  to the  extent  provided  in  Treasury regulations),  or an estate that is described in Section  7701(a)(30)(D)  of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

                              (6)           That the  Owner  is  aware  that  the  Certificate  Registrar  will not register the transfer of any Class R  Certificates unless the transferee,  or the transferee's  agent,  delivers to it an  affidavit  and  agreement,  among  other  things,  in  substantially  the same  form as this  affidavit  and agreement.  The Owner  expressly  agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

                              (7)           That the Owner has reviewed the  restrictions  set forth on the face of the Class R  Certificates  and the  provisions of Section 3.05 of the Trust  Agreement  under which the Class R-[ ]
Certificates  were issued (in particular,  clause (i)(A) and (i)(B) of Section 3.05 which authorize the Certificate
Registrar  to deliver  payments to a person  other than the Owner and  negotiate a mandatory  sale by the  Servicer
Trustee in the event the Owner holds such  Certificates in violation of Section 3.05).  The Owner expressly  agrees to be bound by and to comply with such restrictions and provisions.

                              (8)           That  the   Owner   consents   to  any   additional   restrictions   or
arrangements  that shall be deemed  necessary  upon advice of counsel to  constitute  a reasonable  arrangement  to ensure that the Class R-[ ]  Certificates  will only be owned,  directly or  indirectly,  by an Owner that is not a disqualified organization.

                              (9)           The Owner's Taxpayer Identification Number is ________________________.

                              (10)          This   affidavit  and  agreement   relates  only  to  the  Class R-[  ]
Certificates  held  by  the  Owner  and  not  to  any  other  holder  of the  Class R-[  ]Certificates.  The  Owner understands that the liabilities described herein relate only to the Class R-[  ] Certificates.

                              (11)          That no purpose of the Owner  relating  to the  transfer  of any of the
Class R-[  ] Certificates by the Owner is or will be to impede the assessment or collection of any tax.

                              (12)          That the Owner has no present  knowledge  or  expectation  that it will be unable to pay any United  States  taxes owed by it so long as any of the  Certificates  remain  outstanding.  In this  regard,  the  Owner  hereby  represents  to and for the  benefit  of the  person  from whom it  acquired  the
Class R-[ ] Certificate  that the Owner intends to pay taxes  associated  with holding such Class R-[ ] Certificate as they become due, fully  understanding  that it may incur tax  liabilities in excess of any cash flows  generated by the Class R-[  ] Certificate.

                              (13)          That the Owner has no present  knowledge  or  expectation  that it will become  insolvent or subject to a bankruptcy  proceeding for so long as any of the Class R-[ ] Certificates  remain outstanding.

                              (14)          The  Purchaser  is not an employee  benefit  plan or other plan subject to the  prohibited  transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974,  as amended
("ERISA"),  or Section  4975 of the Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  or an  investment manager,  named  fiduciary or a trustee of any such plan, or any other Person acting,  directly or  indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.

                                                     [NAME OF OWNER]

                                                     By:___________________________________________
                                                        [Name of Officer]
                                                        [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________________
[Assistant] Secretary

                  Personally  appeared  before me the  above-named  [Name of Officer],  known or proved to me to be the same  person who  executed  the  foregoing  instrument  and to be the  [Title of  Officer]  of the  Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, ____________.

                                                            NOTARY PUBLIC

                                                     COUNTY OF____________________________________________
                                                     STATE OF_____________________________________________
                                                                My Commission expires the _____ day of
                                                                _______________________________, 20__.

                                                    EXHIBIT J-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                                           ____________________________, 20___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The Bank of New York Trust Company, N.A.
2 North LaSalle Street, Suite 1020
Chicago, Illinois 60602

                  Re:      GMACM Home Equity Loan-Backed Term Notes,
                           Series 2007-HE3, Class R

Ladies and Gentlemen:

                  This    letter    is    delivered    to   you   in    connection    with    the    transfer    by
___________________________________________________ (the "Seller") to _____________________________________________
(the  "Purchaser")  of  $____________________________ Initial  Certificate  Principal  Balance  of  GMACM Home Loan
Backed  Pass-Through  Certificates,  Series  2007-HE3, Class R-[ ] (the  "Certificates"),  pursuant to Section 3.05 of the Trust Agreement (the "Trust Agreement"),  dated as  of  October 26, 2007 among  Residential  Asset  Mortgage
Products,  Inc., as seller (the "Company"), GMAC Mortgage, LLC, as servicer, and Wilmington Trust Company, as owner trustee (the "Trustee").  All terms used herein and not otherwise  defined  shall  have the  meanings  set forth in the  Trust  Agreement.  The  Seller  hereby  certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                           (1)      No purpose of the Seller  relating to the  transfer of the  Certificate  by the
Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

                           (2)      The Seller  understands that the Purchaser has delivered to the Trustee and the
Servicer a transfer  affidavit  and  agreement  in the form  attached to the Trust  Agreement  as Exhibit  J-1. The
Seller does not know or believe that any representation contained therein is false.

                           (3)      The  Seller  has  at  the  time  of  the   transfer   conducted  a   reasonable
investigation  of the  financial  condition  of the  Purchaser  as  contemplated  by Treasury  Regulations  Section
1.860E-1(c)(4)(i)  and,  as a result of that  investigation,  the  Seller has  determined  that the  Purchaser  has historically  paid its  debts as they  become  due and has  found no  significant  evidence  to  indicate  that the
Purchaser  will not  continue to pay its debts as they become due in the future.  The Seller  understands  that the transfer of a Class R-[ ]  Certificate  may not be respected  for United States income tax purposes (and the Seller may continue to be liable for United  States  income taxes  associated  therewith)  unless the Seller has conducted such an investigation.

                           (4)      The Seller has no actual  knowledge that the proposed  Transferee is not both a
United States Person and a Permitted Transferee.

                                                     Very truly yours,

                                                     ________________________________________
                                                     (Seller)

                                                     By:____________________________________
                                                     Name:__________________________________
                                                     Title:_________________________________